                                                                   EXHIBIT 10.40

                                LEASE AGREEMENT
                                ---------------

      This Lease Agreement ("Lease") is between HOB Marina City Partners, L.P.,
                                                -------------------------------
a Delaware limited partnership ("Landlord") and HOB Chicago, Inc. a Delaware
------------------------------                 ----------------------------
corporation ("Tenant").  For valuable consideration the parties agree and act as
-----------
follows:

      1.    Definitions.  The following terms have the meanings set forth below:
            -----------

            a.     Affiliate.  The Affiliate of any person shall mean any person
                   ---------
directly or indirectly controlling, controlled by or under common control with such other person, and shall mean any family member of a person. A person shall be deemed to control a corporation if such person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

            b.     Common Areas. All portions of the Project (as hereinafter
                   ------------
defined) described as Common Areas in the Reciprocal Development, Operating and Easement Agreement (as hereinafter defined).

            c.     Delivery Date.  March 11, 1996 (plus the Extension, as
                   -------------
hereinafter defined); provided that the Delivery Date is subject to extension as provided in the RDOEA.

            d.     Developer. Niki Development Corp., an Illinois corporation,
                   ---------
and American National Bank and Trust Company of Chicago, as Trustee under Trust Agreement dated October 11, 1994, and known as Trust No. 118880-05.

            e.     Effective Date.  January 29, 1996.
                   --------------   ----------------

            f.     Fiscal Year.  For the purposes of this Lease, the term
                   -----------
"fiscal year" shall mean the calendar year.

            g.     Landlord's Contribution.  The sum of Thirteen Million Dollars
                   -----------------------
($13,000,000.00), or such lesser amount as provided in subparagraph 2.i. below,
                                                       -----------------
to be disbursed to Tenant by Landlord in partial payment of the cost of Tenant's Work in accordance with Exhibit F attached hereto.

            h.     Lease Year.  Each twelve (12) month period commencing on the
                   ----------
first day of the first full month of the Primary Term of this Lease (as defined in paragraph 2.b. below), or anniversary of such date.
   --------------

            i.     Leased Premises.  That portion of the Theatre Building (as
                   ---------------
hereinafter defined) described as follows (the "Leased Premises"):

               Area B, Area C, Area D and Area E, together with easements in and to the Mechanical and Loading Level situated below and serving such Areas, such portions of the Theatre Building being shown on the Site Plan attached hereto as Exhibit A-2 and such premises are designated and outlined in red on said
   ------------
Exhibit A-2, together with any and all improvements and fixtures now or
-----------
hereafter situated on the Leased Premises and all appurtenances, easements and privileges pertaining thereto, and the personal property, if any, described on Exhibit A-3; and together with the rights and interests of Landlord and Tenant
-----------
in and to the use and enjoyment of the Common Areas, as such easements and rights are more particularly described in the Reciprocal Development, Operating and Easement Agreement.

     The foregoing notwithstanding, Tenant has determined that its planned roof modification is not feasible and that an elevator will need to be installed extending from the Marina Level through the Theatre Building to serve the Leased Premises. Accordingly, Landlord agrees that the legal description of the Leased Premises shall be revised to include fee title in and to an area comprising a part of the Common Area and the Theatre Building sufficient in size to accommodate the elevator shaft and access thereto. Tenant shall bear the cost of revising the survey and plat of subdivision of the Leased Premises to include this additional area. The parties agree in good faith to determine such addition to the Leased Premises as soon as possible. The Extension is defined as zero days.

         j.    Limited Partnership Agreement. The Agreement of Limited
               -----------------------------
Partnership of HOB Marina City Partners, L.P. by and between HOB Marina City, Inc., as General Partner, and Niki Development Corp., Platinum Blues Chicago, L.L.C. and HOB-Chicago, Inc., as Limited Partners.

         k.     Permittees.  All partners, officer, director, employees, agents,
                ----------
contractors, customers, visitors and invitees of a party to this Lease.

         l.     Project.  That portion of the real property and improvements
                -------
known as Marina City, Chicago, Illinois, which portion is depicted on the Site Plan attached as Exhibit A-2 hereto, and which portion includes the Theatre
                 -----------
Building, the parking area portion of the two residential condominium towers, the building anticipated to be redeveloped as a hotel, and the Common Areas as depicted thereon and further defined in the RDOEA.

         m.     Project Architect.  Elias Pappageorge and Betrand Goldberg, or
                -----------------
another architect reasonably acceptable to Tenant.

         n.     Reciprocal Development, Operating and Easement Agreement or
                -----------------------------------------------------------
"RDOEA".  The Reciprocal Development, Operating and Easement Agreement described
------
in paragraph 2.g. below, to be entered
   --------------
into among Developer, Landlord and Tenant. The RDOEA is attached hereto as Exhibit G and incorporated herein.
---------

          o.    Rental Commencement Date.  That date which is the earlier to
                ------------------------
occur of (i) the first day of the month following the expiration of three hundred (300) days after the Delivery Date; or (ii) the date the Tenant opens the Leased Premises for business to the public.

          p.    Tenant's Work.  All improvements to be performed by Tenant to
                -------------
the Leased Premises pursuant to the Work Letter attached as Exhibit F hereto.
                                                            ---------

          q.    Theatre Building.  The real property and improvements depicted
                ----------------
on the Site Plan attached hereto as Exhibit A-2.
                                    -----------

     2.   Demise, Term.
          ------------

          a.  Demise.  Landlord hereby leases to Tenant and Tenant accepts from
              ------
Landlord the Leased Premises under the provisions of this Lease. Landlord and Tenant acknowledge that Landlord is in the process of acquiring title to the Leases Premises and that this Lease is conditioned upon Landlord acquiring title to the Leased Premises in accordance with Section 14.2(d) of the RDOEA.

          b.  Term.  The Preliminary Term of this Lease will commence on the
              ----
Effective Date of this Lease and expire on the Rental Commencement Date. The original term of this Lease ("Primary Term") shall commence as of the Rental Commencement Date and shall expire on the last day of the two hundred fortieth (240th) month following the Rental Commencement Date. The Preliminary Term, the Primary Term and any extensions thereof exercised pursuant to subparagraph 2.c.
                                                              ----------------
below are hereinafter referred to as the "Term."

          c.  Options.  Tenant shall have the right to extend the Term
              -------
("Extension Option(s)") for three (3) consecutive ten (10) year periods ("Renewal Terms") upon the same terms, conditions and provisions set out herein for the Primary Term. There shall be no obligation of Landlord to perform or pay for any improvements or to grant any rent concessions to Tenant at the beginning of the Renewal Term and Tenant shall have no further options to renew or extend the Lease Term following the expiration of the third Renewal Term.
The first Renewal Term shall commence on the expiration of the Primary Term and the second Renewal Term and the third Renewal Term shall commence upon the expiration of the immediately preceding Renewal Term. Each option to renew shall be exercised by Tenant by written notice to Landlord at least two hundred seventy (270) days prior to the expiration of the Primary Term with respect to the first Renewal Term and two hundred seventy (270) days prior to the expiration of the existing Renewal Term with respect to the second Renewal Term and the third Renewal Term. Notwithstanding the foregoing, in each case, the exercise of the Extension Option for each Renewal Term shall be effective, at Landlord's option, only if no Event of Default by Tenant has occurred and is continuing beyond the expiration of any applicable cure period and this Lease is in effect at the time of the exercise of the Extension Option and at the time of the commencement of the Renewal Term in question. Once given by Tenant, a notice of the exercise of an Extension Option shall be irrevocable. Further, neither Landlord nor Tenant desire an automatic termination of the Extension Options in the event Tenant fails to provide written notice of its election to extend the Term as set forth above. Consequently, it is agreed that prior to the cancellation of any such Extension Option, Landlord shall deliver written notice to Tenant that Tenant has failed to provide the written notice to extend the Term, whereupon Tenant shall have thirty (30) days following its receipt of such notice in which to notify Landlord that Tenant elects to exercise the Extension Option to extend the Term as provided herein. Failure by Tenant to so notify Landlord shall constitute Tenant's election not to extend the Term.

       d.     Quiet Enjoyment.  Upon Tenant's payment of all rent hereunder and
              ---------------
observance and performance of all of the covenants, terms and conditions to be observed and performed by Tenant pursuant to this Lease, Tenant shall have throughout the Term the peaceful, quiet and undisturbed use and possession of the Leased Premises and all rights and privileges appertaining thereto, subject to the terms, conditions and provisions of this Lease.

       e.     Landlord's Title, Subordination, Nondisturbance. Landlord
              -----------------------------------------------
covenants as follows:

              i    Title. Each party hereby represents and warrants to the other
                   -----
that it has full right and authority to make this Lease. This Lease shall not be recorded; however, to establish the status of Landlord's title and to establish the priority of Tenant's Lease as a condition of title, Landlord and
Tenant shall execute a Memorandum of this Lease in the form attached hereto as Exhibit C which may be recorded by Tenant in Tenant's sole discretion. Landlord
---------
shall, at its expense and as a condition to Tenant's obligations hereunder, provide Tenant with an Owner Policy of Title Insurance (with Leasehold Endorsement) in the amount of the cost of Tenant's Work (as certified to by Tenant) covering the Leased Premises and reflecting no exceptions other than those approved by Tenant pursuant to subparagraph f.v. below or liens securing
                                     ----------------
payment of the Construction Loan as described in the Limited Partnership Agreement and any renewal, replacement or refinancing thereof or of any other Mortgage or Ground Lease permitted hereby.

              ii.   Subordination, Nondisturbance. The Leased Premises is at
                    -----------------------------
this time and will at the time of the recording of the

Memorandum of Lease (provided the same is promptly recorded after the Delivery
Date) be free from liens except those approved in writing by Tenant and otherwise permitted hereby. Within twenty (20) days following the Effective Date, Landlord will furnish Tenant evidence reasonably satisfactory to Tenant that any permitted mortgagee or any other party with priority liens in and to the Leased Premises as of the date thereof (which shall not be removed as provided below) has either subordinated its liens to this Lease or has entered
                --------------------------------------------------------------
into a Subordination, Attornment and Nondisturbance Agreement in substantially
------------------------------------------------------------------------------
the form attached hereto as Exhibit D or another form reasonably acceptable to
-------------------------------------
Tenant. Landlord agrees to use reasonable efforts to obtain such lenders' full execution of such a Subordination, Attornment and Nondisturbance Agreement at Landlord's sole cost and expense; provided that if Landlord fails to obtain such full execution thereof, Tenant's sole recourse shall be to terminate this Lease, whereupon neither party shall have any further rights or liability hereunder.


            iii.   Permits.  Landlord shall provide full support and cooperation
                   -------
to Tenant, and assist Tenant in causing the Developer to provide full support and cooperation to assist Tenant, at Tenant's expense, in attempting to obtain all governmental permits, licenses and/or approvals as may be necessary to permit Tenant's operation at the Leased Premises of a "House of Blues" full service live entertainment facility.


     f.   Documents Related to Leased Premises and Review.  Landlord and Tenant
          -----------------------------------------------
agree as follows:


          i. Title Commitment. Within thirty (30) days after the Effective Date, Landlord, at Landlord's sole cost and expense, shall cause the Chicago Title Insurance Company ("Title Company") to issue and deliver to Tenant (i) a
                                                                         -----
title commitment for Leasehold Title Policy (the "Title Commitment") setting
-------------------------------------------
forth the status of title of the Leased Premises, and showing all liens, claims, encumbrances, conditions, restrictions, easements, rights of way, encroachments and all other matters of record affecting the Leased Premises (including the Common Areas under the RDOEA), accompanied by two copies of all documents referred to in the Title Commitment, and (ii) reports from Lexis Document Services or, at Landlord's option, another qualified company of searches made of the Uniform Commercial Code Records of Cook County, Illinois, and those maintained in the office of the Secretary of State of the State of Illinois (the "UCC Reports") setting forth the status of title to the fixtures, personal property and, to the extent Lexis Document Services or such other company issues such a report, intangible property, if any, situated in the Leased Premises which are revealed by such searches.

          ii. Survey. Within thirty (30) days after the Effective Date, Landlord, at Landlord's sole cost and expense, shall also cause to be delivered to Tenant a current survey (the "Survey") of the Leased Premises prepared by a duly licensed land surveyor reasonably acceptable to Tenant. The Survey shall:

                (a) Set forth an accurate metes and bounds or other description of the Leased Premises which shall contain the gross square footage of the Leased Premises;

                (b) Locate all existing easements and rights-of-way (setting forth the recording number of all recorded instruments creating the same), alleys, streets, and roads;

                (c)   Show all existing improvements;

                (d) Show all dedicated public streets providing access to the Leased Premises and whether such access is paved to the property line of the Leased Premises; and

                (e) Contain the Surveyor's certification in a form which would be reasonably acceptable to an institutional lender.

             iii. Environmental Report. By February 16, 1996, Tenant will
                  --------------------
obtain, at its expense, a current environmental study of the Leased Premises ("Environmental Report") prepared by such qualified engineering firm as may be acceptable to Tenant and reasonably acceptable to Landlord, which shall detail such matters as Tenant may reasonably desire, including but not limited to the existence, if any, on, or in, the Leased Premises of asbestos, PCB's (including those existing in adjacent power transformers) radon, underground storage tanks or other hazardous substances. The expense of such report shall be borne by Tenant. Landlord agrees to disclose to Tenant promptly upon execution hereof all information which Landlord has regarding the presence and location on the Leased Premises of asbestos, PCB transformers, or other toxic, hazardous or contaminated substances, and underground storage tanks in, on or about the Leased Premises.

              iv.   Structural Assessment.  By February 16, 1996, Tenant may
                    ---------------------
obtain a structural assessment of the building situated on the Leased Premises ("Structural Assessment") prepared by such qualified engineering or architectural firm as may be acceptable to Tenant and reasonably acceptable to Landlord. The expense of the Structural Assessment shall be borne by Tenant.

               v.   Approval.  Tenant shall have until February 16, 1996
                    --------
("Approval Period"), to review and approve the matters contained in the Title Commitment, U.C.C. Report, Survey, Environmental Report and Structural Assessment, except that the Approval Period with respect to the Title Commitment and Survey is extended to the and including the later of February 16, 1996 and twenty (20) days after the date on which the Title Commitment and Survey revised to incorporate any changes caused by the addition to the Leased Premises as provided above are delivered to Tenant). If Tenant objects to any such matter, Tenant shall notify Landlord of such objection prior to the expiration of the Approval Period and Landlord shall thereupon have until March 7, 1996 ("Cure Period") to cure Tenant's objections; provided, however, that Landlord is not obligated to cure any such objections, and provided further that the Cure Period with respect to the Title Commitment and the Survey is extended to and including the later of March 7, 1996 and twenty (20) days after the date on which Tenant raises any objections to the Title Commitment and/or Survey permitted hereby during the Approval Period as the Approval Period may be extended with respect to the Title Commitment and Survey as hereinabove provided. Tenant may only object to such matters for the following reasons.

          A. With respect to the Title Commitment or the UCC Reports, if they disclose any recorded documents or other exceptions to title that would have a material, adverse affect on Tenant's permitted use and enjoyment of the Leased Premises hereunder, other than liens and encumbrances of a definite or ascertainable amount which may be removed by the payment of money and which Developer agrees in writing to remove promptly after the time Tenant has waived all of its remaining contingencies contained in this subparagraph 2.f. (any such unpermitted exceptions being hereinafter
     -----------------
     referred to as "Unpermitted Exceptions");

          B. With respect to the Survey, if it discloses any survey defects which render the title to the Leased Premises unmarketable or which in Tenant's reasonable determination would have a material adverse impact on Tenant's permitted use and enjoyment of the Leased Premises hereunder (a "Survey Defect");

          C. With respect to the Structural Assessment, if it discloses any structural or other material defect in the Leased Premises that would, in Tenant's reasonable determination, have a material adverse impact on Tenant's permitted use and enjoyment of the Leased Premises hereunder; and

          D. With respect to the Environmental Report, if it discloses any environmental contamination other than the asbestos which is to be removed or remediated by Developer pursuant to the RDOEA, which would, in Tenant's reasonable determination, have a material adverse impact on Tenant's permitted use and enjoyment of the Leased Premises hereunder.

     With regard to any Unpermitted Exception or Survey Defect, Landlord may cure the same by causing the same to be removed from the

Title Commitment or UCC Reports or to otherwise correct such Survey Defects or to have the Title Company commit to insure against loss or damage that may be occasioned by such Unpermitted Exceptions or Survey Defects. In the event Landlord fails or is unable or unwilling to cure such objections within the Cure Period as provided herein (or, if not specifically provided, then to the reasonable satisfaction of Tenant) then Tenant may terminate this Lease by written notice to Landlord within five (5) days after the expiration of Landlord's Cure Period, whereupon this Lease shall be terminated and neither party shall have any further rights or liabilities hereunder. Failure by Tenant to terminate this Lease within the time period specified herein shall constitute Tenant's waiver of any objection to the matters reflected in the Title Commitment, UCC Report, Survey, Environmental Report, and Structural Assessment (which waiver, anything contained herein to the contrary contained herein notwithstanding, with respect to the Title Commitment, UCC Report and Survey shall also be for the benefit of Developer under the RDOEA). Anything to the contrary contained in this Lease notwithstanding, any notice by Tenant to Landlord to terminate or cancel this Lease under subparagraph 2.f. or
                                                 -----------------
subparagraph 2.g. below shall be by delivery or facsimile.
-----------------

                vi.  Tenant's Due Diligence, Insurance and Repairs Relating to
                     ---------------------------------------------------------
Inspections.  Tenant agrees as follows:
-----------

                     (a) Throughout the period of time that Tenant has to satisfy the contingencies set forth in this subparagraph 2.f. and subparagraph
                                            ----------------      ------------
2.g. below, Tenant shall make good faith reasonable and diligent efforts to
---
satisfy such contingencies by such dates. Tenant shall notify Landlord as soon as reasonably possible if it discovers a matter to which it intends to object as provided in subparagraph 2.f. above. From and after the Effective Date, upon
            ----------------
reasonable advance notice to Landlord, which notice, anything to the contrary contained herein notwithstanding, only need be telephonic notice to John Marks or Marc Munaretto at the telephone number provided in Section 11(a) for John Marks, Tenant, its employees, agents and designated representatives (the persons or entities performing the environmental audit and structural assessment as herein contemplated being included within "designated representatives" under this subparagraph 2.f.6.), shall have the right to enter upon the Leased
     -------------------
Premises, at times reasonably acceptable to Developer during normal business hours, for the purpose of making the Environmental Report and Structural Assessement, both of which shall be performed in a professional manner, provided that:

                (I) none of Tenant or its employees, agents and designated representatives shall unreasonably interfere with the present use of the Project; and

           (II) Tenant hereby agrees to indemnify, defend (with counsel reasonably acceptable to Landlord and Developer) and hold harmless Landlord and the Landlord Related Parties (as hereinafter defined) and their respective agents, liability, cost, or expense (including reasonable attorneys' fees) arising out of the Tenant or its employees, agents and designated representatives being on the Project, or the acts or omissions of Tenant or its employees, agents and designated representatives with respect to the performance of the Environmental Report and Structural Assessment;

                 (b) Tenant shall, prior to it or its employees, agents or designated representatives going upon the Project, provide Landlord with a certificate of insurance and at all pertinent times maintain in full force and effect a good and sufficient policy or policies of insurance reasonably acceptable to Landlord insuring Landlord, Developer and the National Bank of Greece against any loss arising out of injury to persons or damage to property resulting from Tenant or its employees', agents' or designated representatives' being on the Project or their acts or omissions with respect to the Environmental Report and Structural Assessment, in the amount of not less than One Million Dollars ($1,000,000.00) per occurrence, naming Landlord, Developer and National Bank of Greece as additional insureds on said certificates and showing same to be prepaid for at least the period of time during which Tenant is allowed to obtain the Structural Assessment and Environmental Report hereunder and providing that the same shall not be cancelled or changed upon less than thirty (30) days prior notice to Landlord, Developer and National Bank of Greece; and

                 (c) Tenant shall repair any damage caused by Tenant or its agents, employees and its designated representatives to the Leased Premises or the Project so as to restore the same to substantially its condition prior to such damage; and

                 (d) To hold the non-public information gained from its investigations pursuant to subparagraphs 3.f.iii. and iv. above in confidence,
                           ------------------------------
except as may be disclosed (A) to Tenant or its Affiliates, or any of their agents, engineers, architects or attorneys, (B) to any mortgagee of Tenant as permitted hereby, (C) as required by law, (D) to any bona fide third party potential purchaser of Tenant or any interest therin or assignee or subleasee of the Lease or the Leased Premises or part thereof, or (E) as necessary or appropriate in any litigation between the parties, and to deliver a copy of the Environmental Report and Structural Assessment to Landlord
promptly after its receipt by Tenant.  The provisions of this subparagraph
                                                              ------------
2.f.6.d. shall survive the termination of this Lease.
-------

           g.   Reciprocal Development, Operating and Easement Agreement.
                --------------------------------------------------------
Contemporaneously with the execution hereof, Landlord, Tenant and Niki Development Corp. shall enter into the Reciprocal Development, Operating and Easement Agreement in the form attached hereto as Exhibit G, which RDOEA shall
                                                  ---------
specify the terms, conditions and provisions applicable to Tenant's use of the Common Areas and other rights and obligations of the parties with respect to the Project. The RDOEA shall impose restrictions against the use or occupancy of any portion of the Project (other than the Leased Premises) for any use which would compete with Tenant's use and occupancy of the Leased Premises, substantially in the same form as is set forth in paragraph 6.d. below. The
                                                  -------------
RDOEA shall also set forth the scheme for the vertical subdivision and ownership of the Theatre Building and the various easements or licenses, restrictions and obligations regarding the use, maintenance, operation and development of the Project and shall be binding upon, and inure to the benefit of, Developer, Landlord and Tenant, as well as the owner(s) of the other portions of the Project, and their tenants, licensees, successors and assigns. It is contemplated that the Leased Premises will be conveyed to Landlord upon the vertical subdivision of the Leased Premises from the remainder of the Theatre Building as provided in the RDOEA and the Limited Partnership Agreement of Landlord, provided the other conditions to such conveyance therein provided have been satisfied as provided in the RDOEA. The RDOEA shall also impose development and leasing obligations on Developer with respect to the Common Area and the Project as provided in subparagraphs g.iii. below. Pursuant to the
                               -------------------
RDOEA, Tenant acknowledges that Landlord shall provide the necessary easements, licenses and access over and upon portions of the Leased Premises for the benefit of the owner(s), tenants and invitees of the remainder of the Project outside the Leased Premises as currently utilized or as reasonably necessary or appropriate given the modifications to the Project contemplated by this Lease or reasonably necessary or appropriate for the development or improvement of the remainder of the Project outside the Leased Premises. The RDOEA shall provide the following rights and/or interests that the Developer grants to Tenant on the terms, conditions and consideration applicable to Tenant's use in connection therewith as specified in the RDOEA: (i) the right to use that portion of that one (1) certain boat docking area (the "Docking Area") situated perpendicular to the existing boat slips as designated and outlined in yellow on Exhibit A-4
                                                                -----------
attached hereto, for periods not to exceed thirty (30) minutes each occurring no more often than once every one and one-half hours throughout the Term of this Lease, for purposes of loading and unloading passengers from one or more boats operated by or for the benefit of Tenant and its Permittees; and (ii) the right of first refusal throughout the Term of this Lease to match the terms of any bona fide, arms-length offer received by the Developer from a third party for the use of the Docking Area for a boat or boats to be used for entertainment purposes. The RDOEA shall also include the following obligations of Developer, the satisfaction of which shall be conditions to Tenant's obligations hereunder:

             i.  Vertical Subdivision, Zoning and Governmental Permits.  It is
                 -----------------------------------------------------
acknowledged that Developer is the current owner of the Project, including the Leased Premises. The RDOEA shall provide that Developer shall have until the Delivery Date, as such date may be extended as therein and in the Limited Partnership Agreement of Landlord provided, to cause the Leased Premises to be vertically subdivided so as to be a separate parcel from the balance of the Theatre Building without the imposition of any conditions, restrictions or easements that would materially impair Tenant's use and occupancy of the Leased Premises as a House of Blues. If Developer is not prepared to so convey the Leased Premises by such date as provided in the RDOEA and the Limited Partnership Agreement, without Developer defaulting under the RDOEA or the Limited Partnership Agreement, then this Lease shall terminate and neither Landlord nor Tenant shall have any further rights or liabilities hereunder; provided that Developer shall not thereby be relieved of its obligation to reimburse Tenant for its out-of-pocket expenses as provided in the RDOEA to the extent, if any, therein provided. Tenant shall have until March 10, 1996 to obtain (i) a building permit for Tenant's Work and any other necessary permits, licenses or approvals to commencing construction of Tenant's Work, and (ii) any other governmental permit which is not conditioned upon substantial completion or occupancy (the "Governmental Approvals"). Landlord agrees to cooperate with Tenant in Tenant's efforts to obtain the Governmental Approvals and to submit such documents and file and process such applications at Tenant's expense as may be reasonably requested in connection therewith. In the event all Governmental Approvals are not obtained by March 10, 1996, at Tenant's option, this Lease shall be canceled and neither party shall have any further rights or liability hereunder, provided that Developer shall not thereby be relieved of its obligation to reimburse Tenant for its out-of-pocket expenses as provided in the RDOEA to the extent, if any, therein provided.

             ii. Common Area Plans.  Landlord and Tenant agree that the Common
                 -----------------
Areas shall be constructed and maintained in a first-class condition substantially in compliance with the standards shown on the Common Area plans and specifications attached hereto as Exhibit H, provided that Developer may
                                      ---------
change such Common Area Plans without Landlord's or Tenant's consent as long as such standards are maintained.

              iii. Development and Leasing Obligations. The RDOEA shall impose
                   -----------------------------------
on Developer the obligation, by the Delivery Date, to (i) enter into two (2) restaurant leases, (ii) obtain and accept a loan commitment for an amount not less than Twenty-Five Million Dollars ($25,000,000.00) for certain Common Area and Commercial/Retail Improvements, (iii) remove or remediate all asbestos and other hazardous materials from the Leased Premises, all as provided in the RDOEA, (iv) cause the Leased Premises to be vertically subdivided into a separate parcel from the balance of the Theatre Building, and (v) deliver the Leased Premises free and clear of any and all liens, encumbrances, restrictions or easements, other than (a) this Lease, (b) the RDOEA and (c) such other restrictions or easements as are approved by Tenant pursuant to this Lease.

          h. Conditions Subsequent. Tenant's obligations under this Lease are
             ---------------------
expressly contingent upon satisfaction (or waiver by Tenant) of the conditions stated in subparagraphs 2.g.i. and g.iii. above.
          --------------------     ------


          i.  Landlord's Contribution. Anything to the contrary contained herein
              -----------------------
notwithstanding:

              i. Landlord's Contribution shall be equal to the amount of all monetary contributions by the General Partner and Limited Partners pursuant to the Limited Partnership Agreement, plus the proceeds of the Construction Loan, as therein defined, less the actual out-of-pocket costs and expenses of Landlord incurred during the period between the Delivery Date and Rent Commencement Date in connection with the ownership of the Leased Premises including all loan fees, construction period interest and other costs paid in connection with such Construction Loan, but only to the extent such costs and expenses are not covered by net cash flow pursuant to the Limited Partnership Agreement or funds otherwise available to Landlord.

              ii. Landlord shall own any tangible real property or fixtures (including trade fixtures but excluding any trade fixtures, trademarks, and/or trade dress unique to the House of Blues concept) that is purchased with or the cost of the purchase of which is reimbursed to Tenant by Landlord's Contribution, including those items shown on the Draw Requests provided pursuant to Exhibit F attached hereto ("Landlord's Fixtures").
                          ---------
     This Lease shall constitute a bill of sale from Tenant to Landlord for such Landlord's Fixtures, but Tenant agrees to execute any additional documentation and take such additional actions reasonably requested by Landlord to evidence such ownership interest in Landlord, including the execution of and filing with the appropriate authorities informational U.C.C. financing statements with respect thereto. Landlord does not waive or subordinate any of its ownership interest or rights thereto and will not be required to for any Tenant mortgagee and Tenant may not assign or mortgage any interest in Landlord's Fixtures.

     3.   Rent.    Tenant shall pay Landlord the following amounts as rent
          ----
("Rent"):

          a.    Minimum Rent.  Commencing on the Rental Commencement Date as
                ------------
defined in paragraph 1.o. above and continuing throughout the Primary Term,
           --------------
Tenant shall pay to Landlord the minimum rent ("Minimum Rent"), which shall be an amount equal to the monthly payments which are necessary to amortize Six Million Dollars ($6,000,000.00) over twenty (20) years in monthly installments of principal and interest at an interest rate equal to one percent (1%) per annum above the Prime Rate, as hereinafter defined. The term "Prime Rate" shall mean that rate of interest per annum published, quoted and defined from time to time in the Wall Street Journal in its Money Rate Section as the Prime Rate and
            -------------------
which is currently defined as the base rate on corporate loans posted by seventy-five percent (75%) of the nation's thirty (30) largest banks. In the event the Wall Street Journal should cease to publish a definition of Prime
          -------------------
Rate, then the rate announced from time to time by Chase Manhattan Bank as its prime lending rate shall be the Prime Rate hereunder. The interest is calculated on a 360-day factor applied on a 365-day year, or a 366-day year, in the event that the year is a leap year, on the unpaid principal to the date of each installment paid and the payment made credited first to the discharge of the interest accrued and the balance to the reduction of the principal. Provided, however, that in the event the interest rate reaches the maximum rate allowed by applicable law, said maximum legal rate shall be computed on a full calendar year 365/365 days basis or on a 366/366 days basis, in the event that the year is a leap year. Such monthly installments shall be adjusted as and when such Prime Rate fluctuates. The Minimum Rent shall be paid in equal monthly installments in advance on the first day of each calendar month during the Primary Term and any Renewal Terms at the address set forth below, or to such other parties as Landlord may from time to time designate, without any set-off, deduction, demand or billing whatsoever, except as may be specifically otherwise provided in this Lease.

          b.    Increases in Minimum Rent.  The Minimum Rent shall increase
                -------------------------
during the Renewal Terms to equal the amounts set forth below:

                i.    Commencing on the first day of the first Renewal
          Term and continuing throughout the first Renewal Term, the yearly Minimum Rent shall be equal to eighty five percent (85%) of the yearly average of the total of Minimum Rent and Percentage Rent for the immediately preceding three

Lease Years, but in no event less than the Minimum Rent in the last Lease Year of the Primary Term, payable in equal monthly installments;

          ii. Commencing on the first day of the second Renewal Term and continuing throughout such second Renewal Term, the Minimum Rent shall be equal to eighty five percent (85%) of the yearly average of the total of Minimum Rent and Percentage Rent for the immediately preceding three Lease Years, but in no event less than the Minimum Rent in the last Lease Year of the Primary Term, payable in equal monthly installments;

          iii. Commencing on the first day of the third Renewal Term and continuing throughout such third Renewal Term, the Minimum Rent shall be equal to eighty five percent (85%) of the yearly average of the total of Minimum Rent and Percentage Rent for the Immediately preceding three Lease Years, but in no event less than the Minimum Rent in the last Lease Year of the Primary Term, payable in equal monthly installments.

If the monthly Minimum Rent for a Renewal Term cannot be determined as of the beginning of such Term, because the actual amount of Percentage Rent for the last Lease Year before the commencement of such Renewal Term has not been finally determined pursuant to subparagraph 3.c. below, Tenant shall pay the
                               -----------------
monthly Minimum Rent as reasonably estimated by Landlord until such time as the actual Minimum Rent for such Renewal Term can be determined, at which time the parties shall make an adjustment in the same manner as provided in subparagraph
                                                                   ------------
3.e.ii. below.  If there is an adjustment in the amount of Percentage Rent due
-------
for a Lease Year comprising one of the Lease Years used in the calculation of Minimum Rent for a Renewal Term after the Minimum Rent for such Renewal Term has been adjusted as provided in the immediately preceding sentence, the Minimum Rent for such Renewal Term shall be readjusted in the same manner as provided in subparaghraph 3.f. below.
------------------
     c.   Percentage Rent.
          ---------------

          i. In addition to Minimum Rent, Tenant shall pay Landlord percentage rent ("Percentage Rent") for each Lease Year following the Rental Commencement Date (and for any partial month between the Rental Commencement Date and the First Lease Year ("Partial Lease Year;) equal to the amount by which the sum of the following percentages of the components of Gross Sales as described below, if any, during any Lease Year or Partial Lease Year during the Term exceeds the Minimum Rent for such Lease Year or Partial Lease Year:

                   (a) Fifteen percent (15%) of that portion of Gross Sales derived from the sale of retail merchandise from the Leased Premises or the Blues Brothers Boat or other vessel using the Docking Area pursuant to the RDOEA (after deduction of all royalties or similar payments payable pursuant to a license agreement or similar agreements between Tenant or its Affiliates and any third party);

                   (b) Ten percent (10%) of that portion of Gross Sales derived from the sale of alcoholic beverages from the Leased Premises or the Blues Brothers Boat or other vessel using the Docking Area pursuant to the RDOEA;

                   (c) Five percent (5%) of that portion of Gross Sales derived from the sale of food from the Leased Premises or the Blues Brothers Boat or other vessel using the Docking Area pursuant to the RDOEA;

                   (d) Fifteen percent (15%) of that portion of Gross Sales received by Tenant from computer networks such as the Internet, Microsoft, America On-Line, CompuServe or similar or succeeding networks for the live broadcast of any show from the Leased Premises or the broadcast of any show from the Leased Premises within six (6) hours after such show has concluded, after deduction of any and all costs and expenses paid by Tenant to third parties related to or arising out of the broadcast of such show, including, without limitation, the cost of performers, technical staff, staging and production costs and equipment costs; and

                   (e) Five percent (5%) of that portion of Gross Sales received by Tenant from parking proceeds paid by Tenant's customers.

         ii. Provided, however, and notwithstanding the foregoing, in the event the Minimum Rent is increased during any Renewal Term pursuant to subparagraph 3.b. above, the calculation of "Gross Sales" pursuant to
     -----------------
     subparagraph 3.d. below for such Renewal Term shall be limited to eighty-
     -----------------
     five percent (85%) of the total of such Gross Sales.

The percentages in subparagraphs 3.c.i.(a) through 3.c.i(e) above, both
                   -----------------------         --------
inclusive, are hereinafter referred to as the "Applicable Percentage(s)".

              (d.)  Gross Sales. The term "Gross Sales," as used herein, shall
                    -----------
include the actual sales prices of all goods, services, wares and merchandise, if any, sold, leased or delivered and the actual charges for all services performed by Tenant, subtenant, licensee or concessionaire in, at from or arising out of the use of the Leased

Premises, the Blues Brothers Boat or other vessel using the Docking Area pursuant to the RDOEA or the seating area or another portion of the Project pursuant to the RDOEA; whether delivery or performance is made therefrom or some other place and including all sales which Tenant or any subtenant, licensee, concessionaire or other person in the normal and customary course of its business, would credit or attribute to its operations therefrom; whether for wholesale, retail, cash or credit, whether made or performed by mail, delivery service, telephone or made or performed via the Internet, Microsoft, America On-Line or similar or succeeding networks as provided above; and whether made or performed by means of mechanical or other vending devices, without reserve or deduction for inability or failure to collect except to the extent of bad debt written off as hereinafter provided, with the exception of all of the following:

          i. proceeds from the sale of tickets or other admission charges in connection with entertainment events at the Leased Premises or elsewhere (provided that the same will not be construed to negate or limit Landlord's rights to receive the Applicable Percentage of Gross Sales under subparagraph 3.c.i.(d) above);
     ----------------------

          ii. credits or refunds to customers for merchandise returned or exchanged in an amount not to exceed the amount originally included in Gross Sales;

          iii. transfers of merchandise from the Leased Premises to other stores or warehouse of Tenant or its Affiliates where such exchange is made solely for the convenient operation of Tenant's business and not for the purpose of depriving Landlord of the benefit of a sale which would otherwise be made in or at the Leased Premises;

          iv. any sales taxes or other taxes imposed under any laws, ordinances, orders or regulations, whether now or hereafter in force, upon or based upon the gross receipts of Tenant or the sale or sale price of food, liquor or merchandise and which must be paid by Tenant;

          v.     returns of merchandise to shippers or manufacturers;

          vi. merchandise or other things of value issued in redemption of proofs of purchase coupons or other evidences of value, or issued in connection with any sales promotion program of Tenant;

          viii. fees received for check cashing, extension of credit, deferred payment, or financial processing;

           viii. income from minor non-entertainment vending machines, telephones or postage stamp dispensers (but Gross Sales shall include pinball, pool, video games and other entertainment machines or devices);

           ix. the actual amount of bad debt written off by Tenant with respect to sales from the Premises; and

           x. the amount derived from catalogue sales, except to the extent the items of merchandise sold contain the logo of House of Blues-Chicago or other similar specific reference exclusively to the Leased Premises.

Landlord agrees to hold in confidence all non-public sales and related information furnished by Tenant pursuant to subparagraph 3.f. below except as
                                            ----------------
may be disclosed (A) to Landlord or its partners, or any of their agents, accountants or attorneys, (B) to Mortgagees and Ground Lessors (as those terms are hereinafter defined) or bona fide potential Mortgagees or Ground Lessors,
(C) as required by law, (D) to any bona fide arms-length potential purchaser of Landlord or any interest therein or part thereof, or (E) as necessary or appropriate in any litigation between the parties. Any deposit not refunded shall be included in Gross Sales. No franchise or capital stock tax and no income or similar tax based on income or profits shall be deducted from Gross Sales. Tenant neither makes any express or implied covenant to operate in the Leased Premises, nor does it make any representation or warranty as to the sales which it expects to make therein; provided, however, that this sentence shall not be construed to abate Tenant's obligation to open the Leased Premises pursuant to subparagraph 6.c.i. below.
            ------------------
     e.    Quarterly and Annual Statement, Payment.
           ---------------------------------------

     i. Tenant shall deliver to Landlord within 15 days after the end of each quarter or part thereof during any Fiscal Year or part thereof occurring during the Term a written report, certified to be correct by Tenant or an authorized officer or agent of Tenant, showing Gross Sales for the preceding Fiscal quarter or part thereof.

   ii. Tenant shall pay to Landlord within fifteen days after the end of each quarter or part thereof during each Fiscal Year or part thereof during the Term hereof, the quarterly installment of Percentage Rent due for the quarter or part thereof in question, which installment shall be calculated by multiplying the applicable portion of Gross Sales for the quarter or part thereof in question by the Applicable Percentage.

  iii. Within 60 days after the end of each Fiscal Year or part thereof during the Lease Term, Tenant shall deliver to Landlord a statement of Gross Sales for such Fiscal Year or part thereof certified to be correct by Tenant or an authorized officer or agent of Tenant which shall conform to and be in accordance with generally accepted accounting principles. Concurrently, Tenant shall pay to Landlord the balance, if any, of Percentage Rent due for such Fiscal Year or part thereof. If the installments of Percentage Rent paid by Tenant during any Fiscal Year or part thereof exceed the Percentage Rent due for such Fiscal Year or part thereof, the excess shall, at Landlord's option, be credited against the next monthly installments for Percentage Rent which are due or refunded promptly to Tenant.

          f.  Records.  Tenant shall keep and maintain at the Leased Premises or
              -------
at Tenant's corporate headquarters a complete and accurate set of books, records, documents, sales tax returns, income tax returns, papers, files, cash register receipts and other supporting evidence which shall conform to and be in accordance with the standard accounting methods used and adopted by House of Blues Entertainment, Inc. and its Affiliates ("Records") from which Gross Sales and all revenue derived from the conduct of business upon or from the Leased Premises and the Blues Brothers Boat or other vessel using the Docking Area pursuant to the RDOEA may be determined. The Records shall be kept for at least twenty-four (24) months after the expiration of the Fiscal Year to which they pertain. Landlord and its agents and accountants may at its expense at any reasonable time during normal business hours within twenty-four (24) months after the expiration of the Fiscal Year inspect and/or audit any or all of the Records for the Fiscal Year; provided that Landlord notified Tenant of any such inspection or audit not less than five (5) business days prior to the date thereof. If Landlord inspects and/or audits Tenant's statement for such Fiscal Year, the Records shall be kept until such inspection and/or audit shall have been concluded. At Landlord's request, Tenant shall make all Records available for Landlord's inspection either at the Leased Premises or at Tenant's headquarters offices during normal business hours. If Landlord makes an audit for any Fiscal Year, and if the Gross Sales shown by Tenant's annual statement for the Fiscal Year are found to be understated by three percent (3%) or more, Tenant shall pay to Landlord the reasonable cost of such audit. If it is determined by such audit that any statement previously delivered to Landlord by Tenant was not accurate, an adjustment shall be made and the owing party shall pay to the other party upon demand such sums as may be necessary so that the correct amount of Percentage Rent shall have been paid by Tenant to Landlord, and any amounts due to Landlord or Tenant, as the case may be, shall bear interest at the corporate base rate of interest announced from time to time by The First National Bank of Chicago or its successor, such rate to change when and as such corporate base rate changes. Should any such liability for Percentage Rent equal or exceed three percent (3%) of the Percentage Rent previously paid for such Fiscal Year on three or more occasions and such excess is the result of a misstatement in the same category of Gross Sales on such occasions, then Tenant shall pay Landlord upon demand One Hundred Fifty percent (150%) of the shortfall due to Landlord on any succeeding occasion after the third occasion, plus interest as aforesaid.

          g.  Tax Cost. Commencing on the Delivery Date, Tenant shall pay
              --------
Landlord (or directly to the applicable taxing entity if the Leased Premises are separately assessed as hereinafter provided) as tax cost ("Tax Cost") during the
Term: (i) the real property taxes and assessments, both general and special, assessed or imposed against the Leased Premises for each tax year or part thereof during the Term; (ii) transit taxes; (iii) taxes based upon leases or the receipt of rent which are in substitution for and in lieu of any item or portion thereof described in (i) and (ii) above, and (iv) reasonable fees and expenses incurred by Landlord with Tenant's prior written consent, which consent shall not be unreasonably withheld or delayed, to obtain a reduction of or a limit on the increase in any of items (i) through (iii) above, but not to exceed the amount of savings actually derived therefrom and the reasonable cost of any appraisal performed in connection with a tax protest (all of the amounts described in (i) through (iv), both inclusive, being included in the definition of "Tax Cost"). However, the Tax Cost shall not include any penalties or fees charged for late payment of taxes provided that Tenant pays its share of the Tax Cost in accordance with the terms of this subparagraph 3.g. Tax
                                          ----------------
Cost shall be paid by Tenant when due, unless the Leased Premises are not separately assessed, then as provided below. Tax Cost for any partial tax year during which the Delivery Date occurs or the Term ends shall be prorated. Landlord will send Tenant copies of assessed values and statements promptly after receipt by Landlord and, provided no Event of Default by Tenant exists hereunder, Tenant shall have the right, at its own expense, in good faith, after notifying Landlord, to contest any such values, taxes or payments in lieu of taxes by appropriate proceedings and with reasonable diligence and to take such action as may be permitted by applicable law to defer or pay under protest the taxes as are contested in order to preserve Tenant's right to an abatement or reduction during the period of contest and any appeal therefrom, provided that if such tax or payments in lieu of taxes are not paid when initially due:

          A. such contest or appeal shall have the effect of preventing the collection of the tax or payments in lieu of taxes so contested and the sale or forfeiture of the Leased Premises or any part thereof or interest therein to satisfy the same; and

          B. Tenant has notified Landlord of the intention of Tenant to contest or appeal the same before any taxes or payments in lieu of taxes have been increased by any interest, penalties or costs.

     In the event Tenant fails to prosecute such contest or appeal in good faith and with reasonable diligence or fails to pay the taxes or payments in lieu of taxes plus any interest and penalties finally determined to be due upon the conclusion of such contest or appeal, Landlord, after at least ten (10) days prior written notice to Tenant, may, at its option, pay the same, together with all penalties and interest thereon, and Tenant shall reimburse Landlord for such amount on demand. Tenant shall indemnify, defend and hold harmless Landlord from any losses as the result of the contest or appeal. If Landlord defaults in the timely payment of taxes on the Leased Premises it is obligated to pay hereunder, Tenant, in addition to its other rights, may pay the taxes and deem the payment in excess of Tax Cost, together with interest thereon at the Default Rate (as hereinafter defined), to be prepaid Percentage Rent and designate the portion of the Percentage Rent which is prepaid. Landlord shall be responsible for payment of any and all taxes attributable to the rent to be paid by Tenant or otherwise based on Landlord's income derived therefrom, and such amounts shall under no circumstances constitute part of the Tax Cost, unless the same are in lieu of taxes as provided above, and Landlord shall indemnify and hold harmless Tenant from and against the payment of any such taxes.

     As of the Effective Date, the Leased Premises and the remainder of the Project (the Leased Premises and the remainder of the Project being hereinafter referred to as the "Combined Parcel") are assessed, for real estate tax purposes, as two tax parcels which have not been divided between the Leased Premises and the remainder of the Project. Landlord and Tenant will cooperate with Developer pursuant to the RDOEA to cause the Leased Premises to be assessed separately for real estate tax purposes. Until such time, Tenant shall pay twenty-five percent (25%) of such taxes. However, in the event the Leased Premises are not separately assessed for real estate tax purposes within eighteen (18) months after the Effective Date, Tenant shall thereafter have the right to contest the designation of twenty-five percent (25%) as Tenant's equitable portion of the taxes by means of obtaining an appraisal performed by an MAI appraiser reflecting the appraised value of the Leased Premises in comparison to the appraised value of the entire Project. Until such time as the Leased Premises are separately assessed for real estate tax purposes, Landlord shall promptly after receipt thereof by Landlord deliver to Tenant a copy of the tax bill for the Combined Parcel together with Landlord's computation of the amount of tax due from Tenant for the Leased Premises (the "Tenant's Tax Share"). No later than fifteen (15) days after the receipt of such statement and bill from Landlord, Tenant shall pay a sum equal to the Tenant's Tax Share, it being understood and agreed that (a) provided that Tenant shall pay to Landlord a sum equal to the Tenant's Tax Share as aforesaid, Landlord shall pay or cause to be paid by Developer pursuant to the RDOEA all taxes due and payable for the Leased Premises on or before the same shall be due and payable and, anything to the contrary contained herein, Landlord shall have the right, but not the obligation, to pay or cause to be paid such taxes under protest and/or proceed to contest or appeal the same as herein provided or cause the Developer to contest or appeal the same pursuant to the RDOEA. In the event that Landlord or Developer shall succeed in any contest or appeal of the real estate tax assessment of the Combined Parcel, or any portion thereof including the Leased Premises, the amount of any tax reduction shall be allocated by re-computing the amount of real estate taxes due as provided above and each party shall pay its pro rata share of the costs and expenses incurred in achieving such reduction based on its proportionate share of such reduction. If Tenant disputes the amount of Tenant's Tax Share, in good faith, it shall promptly notify Landlord. In any event, Tenant shall timely pay the undisputed portion and the parties shall promptly and in good faith resolve any such dispute.

     All amounts due from Tenant hereunder are included in the definition of Rent as used in this Lease, unless the context requires otherwise. Landlord makes no representation whatsoever to Tenant as to the amount of Tax Cost or Insurance Charges or the amount of any item comprising Common Area Charges. Taxes "for" a year shall mean Taxes payable during that year. Delay in computing any item of Tax Cost or Common Area Charges shall neither be deemed a default by Landlord or a waiver of the right to collect the item of Tax Cost or Common Area Charges in question.

        h. Insurance Charge. Tenant shall pay as an insurance charge ("Insurance
           ----------------
Charge") each Lease Year during the Term following the Delivery Date (and the time between the Delivery Date and the beginning of the first Lease Year) an amount equal to the cost of maintaining casualty and liability insurance coverage on the Leased Premises as required by paragraph 7.b. of this Lease.
                                               -------------

        i. Common Area Charge. Tenant shall pay as common area charge ("Common
           ------------------
Area Charge") each Lease Year and the Partial Lease Year during the Term following the Rental Commencement Date an amount equal to Landlord's share of annual costs payable under the RDOEA for Common Area expenses.

     4. Improvements, Signs, Additions and Repairs.
        ------------------------------------------
        a. Delivery of Possession for Tenant's Work. Landlord covenants that
           ----------------------------------------
actual possession of the Leased Premises shall be delivered to Tenant ready for Tenant's Work as defined in Exhibit F attached hereto on the Delivery Date. To
                            ---------
the extent Developer makes the Leased Premises available for Tenant's Work prior to the Delivery Date, Tenant shall comply with all of the terms of the Work Letter, as though the Delivery Date had occurred, and pay all utilities consumed in the performance of such Tenant's Work (subject to reimbursement as part of Landlord's Contribution to the extent otherwise included therein), provided, however, that Landlord shall not have the obligation to make any payments of Landlord's Contribution or to pay for Tenant's Owner Policy of Title Insurance (with Leasehold Endorsement) in the amount of the cost of Tenant's Work until the Delivery Date, if at all.

     b.  No Alterations or Additions.  Except to the extent otherwise
         ---------------------------
specifically herein provided, Landlord shall not, without Tenant's prior written consent, make alterations or additions to the Leased Premises, build additional stories on the Leased Premises or construct any new structures thereon. Furthermore, Landlord shall not consent to any additions or alteration of the Common Area under the RDOEA, except as provided in the RDOEA, without the prior written consent of Tenant.

     c.  Tenant's Work.  Tenant shall, at its expense except for Landlord's
         -------------
Contribution, perform repairs and improvements to the Leased Premises following the Delivery Date as provided in the Work Letter attached hereto as Exhibit F
                                                                    ---------
and made a part hereof for all purposes.

     d. Signs.
        -----

        i.  Pylon Sign.  Tenant shall have the exclusive right in accordance
            ----------
     with the RDOEA to use the space at the top of the two (2) pylon signs situated in the Common Area at the locations on Dearborn and State Street depicted on the Site Plan attached hereto as Exhibit A-2, for its signage,
                                                  -----------
     provided the same is professionally produced, subject to all applicable City of Chicago ordinances and any other applicable laws, and to place such other signage and promotional material in the Common Area as may be permitted by the RDOEA, if any. Tenant's portion of the pylon signs shall be the most prominent portion of such signs and shall constitute not less than forty percent (40%) of the total space of such pylon signs. The use of the pylon signs by other tenants shall be limited to no more than three (3) other retail tenants and such other tenants' portions shall not interfere with the Tenant's portion. In addition, Tenant shall have the exclusive use of the marquee portions of all pylon signs. Tenant shall pay for the fabrication and installation of its portion of the pylon signage and shall use Developer's contractor for the installation. In addition, Landlord agrees to cooperate with Tenant in accordance with the RDOEA in causing Developer to permit Tenant (i) to erect a theme sign at the marina level of the Project, (ii) to install directional signage within the Common Area, and (iii) to use the top space on any future pylon signs as may be erected on the Project, and to cause Developer to maintain the pylon signs as part of the Common Area Charge. Landlord agrees to cooperate with Tenant in causing the Developer to cooperate with Tenant to assist Tenant in attempting to obtain all necessary consents and permits required for the placing of Tenant's professionally produced signage on such pylon signs, as well as Tenant's placement of other signage and promotional materials in the Common Area as permitted by the RDOEA.

                        ii.     Tenant Signs. Tenant may place its signage,
                                ------------
            logos and promotional materials on the exterior of the Leased Premises to the maximum extent allowed by the City of Chicago and any other applicable laws and the RDOEA, and Landlord agrees to cooperate with Tenant in assisting Tenant in attempting to obtain all governmental approvals required in connection therewith. To the extent allowed by the RDOEA to the extent the same are located on the exterior of the Leased Premises or are visible from the Common Area, Tenant may also install, at its expense, signs on the interior or exterior of any display windows of the Leased Premises, as well as easel, placard, or illuminated frame signs within the entrance or on sidewalks immediately in front of the Leased Premises. Tenant shall be entitled to use in or on the Leased Premises the grand opening banners or other similar items to facilitate and recognize the grand opening of its business in the Leased Premises.

                        iii.    Interior Signs. Tenant shall have the right to
                                --------------
            install and maintain such signs as it may desire on the interior of the Leased Premises to the extent allowed by City of Chicago ordinance and other applicable law, and nothing in this paragraph shall restrict Tenant's rights to maintain signs on the interior of the Leased Premises.


                e.    Alterations.  In addition to Tenant's Work, provided no
                      -----------
Event of Default by Tenant has occurred and is continuing, Tenant may from time-to-time make such alterations, additions or changes to the interior or exterior of the building or other portions of the Leased Premises ("Alterations") as Tenant may deem necessary or suitable in Tenant's sole discretion; provided, however, that any such Alterations shall be subject to the following:


                      i. Such Alterations shall not structurally weaken the building;

                      ii. Tenant's right to make such Alterations shall not be construed to permit Tenant to build additional stories on the Leased Premises or construct any new buildings or structures outside of the Leased Premises on the Leased Premises without the prior written consent of Landlord;

                      iii. All such work shall be performed in a good and workmanlike manner using good grades of materials and shall be performed only by bondable licensed contractors, covered by a collective bargaining agreement with the appropriate trade union(s); provided, however, that Tenant shall have the right to use non-union labor provided that such use does not result in any type of labor problems or unrest in connection with the Project;

         iv. Such Alterations shall not violate any Permitted Exceptions applicable to the Leased Premises, and shall be in compliance with the RDOEA and all applicable building codes, rules, regulations and ordinances affecting construction of such alterations, additions and changes;

         v. Tenant shall be responsible for the payment when due of all costs attributable to the Alterations made by Tenant, and shall indemnify, defend and hold harmless Landlord, the Landlord Related Parties, and their respective agents and the Project from and against any mechanic's or materialmen's liens attributable thereto and all other costs, damages, liens and expenses related thereto;

         vi. Tenant shall, prior to commencing any Alterations, furnish Landlord with (A) insurance against liabilities which may arise out of the Alterations, and (B) copies of the plans and specifications and permits necessary for the Alterations; and

         vii. All Alterations visible from the Common Areas or other portions of the Project shall be architecturally compatible in color, materials and design with the other buildings in the Project.

Any Alterations, whether prior to or subsequent to the Delivery Date (other than Tenant's Work as described in Exhibit F, which shall be governed thereby), shall
                              ---------
be completed at Tenant's expense by contractors reasonably satisfactory to Landlord which are employed by Tenant. From time to time during and upon completion of such Alterations, Tenant shall deliver to Landlord evidence of payment, contractors' affidavits and partial and full and final waivers of all liens for labor, services or materials and such other supporting documentation as Landlord may reasonably require, all in form reasonably satisfactory to Landlord. At all times, Tenant shall cause contractors and other performing Alterations for Tenant to work in harmony with the contractors, agents and employees performing work in the Project, for Landlord or others. Anything to the contrary contained in this Lease notwithstanding, any Alterations to or visible from the exterior of the Leased Premises (other than signage) shall be subject to the provisions of the RDOEA.

    f.   Repairs.  Prior to the Delivery Date, Tenant shall have no obligations
         -------
with respect to the repair or maintenance of the

 Leased Premises except as otherwise expressly provided in this Lease; it being understood between Landlord and Tenant that except for those obligations expressly imposed on Tenant pursuant to this Lease, the Developer shall be obligated pursuant to the RDOEA to repair and maintain the Leased Premises in substantially its present condition prior to the Delivery Date, and Developer's environmental remediation work to the Leased Premises pursuant thereto. Landlord shall not be responsible for any maintenance, repairs or replacements of the Leased Premises or any part thereof, other than the payment of Landlord's Contribution in connection with Tenant's Work as provided in Exhibit
                                                                         ------
 F. Following the Delivery Date and without limiting Tenant's right to perform
 --
 Tenant's work, Tenant shall, at its cost, and with reasonable diligence, perform all ordinary and extraordinary maintenance, repairs and replacements necessary to keep the Leased Premises in a good condition and in compliance with all laws at all times, reasonable wear and tear and damage by casualty or condemnation (to the extent Tenant is not obligated to restore the same as provided in paragraph 8 below) and Developer's obligation to perform the
             -----------
 removal and remediation of hazardous materials as provided in the RDOEA excepted, including maintenance, repair and replacement of the structural elements of the Leased Premises, the roof, foundation (if part of the Leased Premises), walls, floors, parking area and utility facilities situated in the Leased Premises, as well as all broken glass, doors, windows, moldings, the interior of the Leased Premises, plumbing pipes within the Leased Premises, plumbing fixtures, water heaters, HVAC systems, and light and electric fixtures situated within the Leased Premises. If the Tenant does not do so, or if Tenant shall fail to pay taxes, Insurance Charge, utilities or any other amount due hereunder in a timely manner, Landlord may, but need not, perform or make any maintenance, repairs, replacements, installations, alterations, improvements and additions which the Tenant is obligated to make, or pay such amounts, and Tenant shall pay to Landlord the cost thereof, and shall also pay to Landlord an amount reasonably sufficient to reimburse Landlord for all overhead, general conditions, fees and other costs or expenses arising from the involvement of Landlord with such repairs and replacements, the foregoing payments to be made by Tenant forthwith upon Tenant being billed for same. If Tenant fails to perform its repair obligations pursuant hereto, Landlord and Landlord's agents, may, but shall not be required to, enter the Leased Premises at all reasonable times following reasonable notice to Tenant to perform or make such maintenance, repairs, replacements, installations, alterations, improvements and additions to the Leased Premises as Landlord shall reasonably deem necessary for the safety or preservation thereof. Tenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law or otherwise, to attach to or be placed upon Landlord's or any other party's title or interest in the Project or the Leased Premises, except to the extent otherwise herein specifically provided, and any and all liens and encumbrances created by Tenant shall attach to Tenant's interest only. Tenant covenants and agrees not to suffer or permit any lien of mechanics or materialmen or others to be placed against the Project or the Leased Premises or Tenant's interest in the Leased Premises with respect to work or services claimed to have been performed for or materials claimed to have been furnished to Tenant or the Leased Premises, and, in case any such lien attaches, or claim of lien is asserted, Tenant covenants and agrees to cause such lien or claim of lien to be immediately released and removed of record. In the event such lien or claim of lien is not immediately released and removed, and Tenant does not otherwise provide security reasonably acceptable to Landlord and contest the same in good faith and with due diligence, causing the lien or claim therefor to be promptly released at the end of such contest, either by payment, settlement or adjudication, Landlord, at its sole option and in addition to any other available rights or remedies, may take all action necessary to release and remove such lien or claim of lien (it being agreed by Tenant that Landlord shall have no duty to investigate the validity thereof) and Tenant shall promptly upon notice reimburse Landlord for all sums, costs and expenses (including reasonable attorney's fees) incurred by Landlord in connection with such lien or claim for lien. Any work performed by Tenant pursuant to this subparagraph 4.f. shall be subject to the provisions of
                 -----------------
subparagraph 4.e. above as if such work constituted Alterations.
-----------------

           g.   Parking.  Tenant shall have non-exclusive parking rights for the
                -------
benefit of itself and its Permittees in and to all parking facilities situated on the Project, to the extent such rights are granted to Landlord pursuant to the RDOEA. In addition, should Tenant determine at any time that the parking facilities within the Project are insufficient or unsatisfactory for Tenant's operations, Tenant may, at its expense, contract for parking outside the Project subject to the conditions imposed by the RDOEA.

   5.      Utilities.
           ---------
           a.   Service. To the extent provided in the RDOEA, Tenant shall have
                -------
the right to provide to the Leased Premises such utility facilities as are necessary for water, gas, electricity, telephone and sewage service to be furnished for Tenant's intended use. Other than as may be provided in the RDOEA, if at all, Landlord shall have no obligation to furnish utility services to the Leased Premises. Other than as may be provided in the RDOEA, if at all, Tenant agrees that Landlord shall not be liable in damages, by abatement of Rent or otherwise, for failure to furnish or delay in furnishing any service, or for any diminution in the quality or quantity thereof, when such failure or delay or diminution is occasioned, in whole or in part, by failure or delay or diminution is occasioned, in whole or in part, by governmental rule, regulation or guideline (whether or not having the force of law), by repairs, renewals, or improvements, by any strike,
lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel at the Building after reasonable effort so to do, by any accident or casualty whatsoever, by at or default of Tenant or other parties, or by any other cause; and no such failure or delay or diminution shall be deemed to constitute an eviction of Tenant or disturbance of the Tenant's use and possession of the Leased Premises nor shall any such failure or delay relieve the Tenant from the obligation to pay Rent or perform any of its obligations under this Lease. Landlord agrees to use reasonable efforts to assist in the restoration of services in the event of any failure, delay or diminution described in this subparagraph 5.a.
                  ----------------

         b.  Utility Charges.  Commencing on the Delivery Date, Tenant shall
             ---------------
arrange with the appropriate utility suppliers for services to the Leased Premises, pay all connection, meter and service charges and deposits required to connect utilities to the Leased Premises, and pay such utility suppliers directly for such services. If for some reason the Leased Premises cannot be separately metered, Tenant shall pay Developer's cost of any such utilities which are not metered to the Leased Premises by the provider of such service within ten (10) days after demand for payment by Developer.

    6.  Use, Transfers or Assignments.
        -----------------------------

        a. Tenant's Use. Tenant may use the Leased Premises as a House of Blues
           ------------
or other entertainment, restaurant and/or bar facility and for related uses including, without limitation, recording, retail, broadcast, on-line network and similar uses, and for no other use unless Tenant obtains Landlord's prior written consent, such consent not to be unreasonably withheld. Tenant further agrees:

           i. To occupy the Leased Premises in a safe and careful manner and in compliance with all laws, ordinances, rules, regulations and orders of any governmental bodies having jurisdiction over the Leased Premises and the requirements of insurance rating agencies with respect to the Leased Premises, and without committing or permitting waste;

           ii. Maintain in good repair and promptly remove and repair any damage caused by any permitted signs, subject to the other provisions of this Lease regarding Alterations;

           iii. To place no merchandise, sign or other thing of any kind in the vestibule or entry of the Leased Premises or on the sidewalks or other areas adjacent thereto or elsewhere on the exterior of the Leased Premises except to the extent otherwise specifically provided in this Lease or the RDOEA;

               iv. To (aa) keep any refuse in proper containers in the interior of the Leased Premises or elsewhere at the locations designated in the RDOEA until the same is removed, (bb) permit no refuse to accumulate around the exterior of the Leased Premises, and (cc) keep the Leased Premises in a clean, orderly, and sanitary condition and free of insects, rodents, vermin and other pests;

               v. To neither load, unload nor permit the loading or unloading of merchandise, equipment or property except during hours permitted by the RDOEA, and to use its reasonable efforts to prevent the parking or standing of vehicles and equipment within the loading areas serving the Project except when actually engaged in loading or unloading unless deliveries are made through service corridors abutting the Leased Premises;

               vi. To conduct no auction, fire or going out-of-business sale without the prior written consent of Landlord;

               vii. To permit Landlord free access to the Leased Premises at all reasonable times and upon reasonable notice for the purpose of examining the same or making such alterations or repairs to the Leased Premises as Landlord may deem necessary for the safety or preservation thereof;

               viii. To solicit no business in the areas of the Project outside the Leased Premises, nor distribute handbills or other advertising matter in such areas, except as permitted by the RDOEA, if at all; and

               ix. To at all times comply with the terms and provisions of the RDOEA as the same are applicable to the Leased Premises.

          b.   Use of Docking Area.  To the extent provided in the RDOEA, Tenant
               -------------------
may use the Docking Area for the temporary docking, loading and unloading of "House of Blues" entertainment boat(s), and for such other purposes, if any, as may be permitted by the RDOEA. However, such use shall be subject to all applicable size restrictions are required governmental permits.

          c.   Duty to Open; Right to Close.
               ----------------------------

               i. Duty to Open. Tenant covenants and agrees that within three hundred sixty-five (365) days after the Delivery Date, Tenant will open or will cause to open a House of Blues for business in the entirety of the Leased Premises (open for business as used in this subparagraph 6.c. meaning fully
                                            -----------------
fixtured, stocked and staffed as a House of Blues and open during its normal business hours).

          ii. Right to Close. After opening a House of Blues for business in the Leased Premises pursuant to the provisions of subparagraph c.i. above,
                                                       -----------------
     Tenant shall have the right, after no less than sixty (60) days prior written notice to Landlord at any time and from time to time, to cease operations and to discontinue the conducting of business in the Leased Premises; provided that Tenant shall nevertheless remain obligated to perform all covenants and agreements under this Lease including payment of Rent. The written notice required in this subparagraph shall be given as promptly as is practicable following the date Tenant actually determines that it will cease operations. If (other than in the case of "Expected Discontinuances" as herein defined) Tenant ceases operations in the Leased Premises, Landlord shall have the right to terminate this Lease in accordance with the provisions of subparagraph c.iii. below. In the event
                                       ------------------
     Tenant ceases operation of a House of Blues in the Leased Premises prior to the expiration of the Term or upon other termination of this Lease for cause, Tenant shall not open another House of Blues within a twenty (20) mile radius of the Leased Premises for a period of twenty (20) years following the date of such cessation.

          iii.  Right to Terminate.

               (a) If at any time during the term of this Lease, Tenant (or any subtenant or assignee of Tenant, as the case may be) shall cease operating a business permitted hereunder in the entirety of the Leased Premises (other than in the case of "Expected Discontinuances") for a period of one hundred eighty (180) consecutive days, from the one hundred eighty-first (181st) day following such cessation and continuing thereafter until Tenant shall have given Landlord a "Notice of Reopening" (as defined below in subparagraph iii.b. below),
                                             ------------------
          Landlord shall have the right, upon thirty (30) days written notice ("Notice of Termination"), to terminate this Lease. If Landlord elects to terminate, within ten (10) days after the effective date of termination, Landlord shall pay Tenant an amount equal to the Unamortized Value of the Leasehold Improvements (but not including any soft costs or the trade fixtures and trade dress removed by Tenant from the Leased Premises), provided no Event of Default by Tenant has occurred and is continuing in which event any damages incurred by Landlord as a result of such Event of Default shall first be deducted from such amount.

               (b) Notwithstanding any term or provision contained to the contrary in subparagraph iii(a) above, and subject to the provisions
                      -------------------
          of this paragraph governing use of the Leased Premises, Tenant shall have the right, at any time prior to the date Landlord gives Tenant a Notice of Termination, to reopen in the entirety of the Leased Premises or, alternatively, to give Landlord written notice to the effect that Tenant (or Tenant's sublessee or assignee, as the case may be) will reopen in the entirety of the Leased Premises within ninety (90) days of such written notice ("Notice of Reopening"). Time is of the essence, and in the event that Tenant fails to give Landlord a Notice of Reopening prior to the date Landlord gives a Termination Notice, Tenant shall not have any further right to operate in the Leased Premises. In the event that Tenant timely gives Landlord a Notice of Reopening but thereafter (other than in the case of "Excepted Discontinuances") Tenant (or Tenant's assignee or sublessee, as the case may be) either fails to open within ninety (90) days from the date of the Notice of Reopening or, having opened within such ninety (90) day period, fails to remain open for at least one hundred eighty (180) consecutive days, subparagraph iii (d) shall control.
                  --------------------

           (c) It is agreed and understood that (other than in the case of "Excepted Discontinuances"), Landlord may give Tenant a Notice of Termination pursuant to this subparagraph iii. only at a time during which a business
                  ----------------
 permitted hereunder is not being operated in the entirety of the Leased Premises. In the event that Tenant (or Tenant's assignee or sublessee, as the case may be) reopens prior to Landlord's giving a Notice of Termination, then except as provided to the contrary in subparagraph iii(d) below, Landlord shall
                                       -------------------
 not have any termination right pursuant to this subparagraph iii. unless and
                                                 -----------------
 until operations in the entirety of the Leased Premises shall again cease for a period of at least one hundred eighty (180) consecutive days, in which case the rights of the parties with respect to any such subsequent cessation shall be determined as though it were the initial cessation.

           (d) In the event that Tenant timely gives Landlord Notice of Reopening in accordance with the terms of subparagraph iii(b) above and
                                          -------------------
thereafter, other than in the case of "Excepted Discontinuances", Tenant (or its assignee or sublessee, as the case may be) subsequently either (a) fails to open for business in the entirety of the Lease Premises within ninety (90) days of the date of the Notice of Reopening, or (b) does open within such ninety (90) day period but thereafter fails to remain open for at least one hundred eighty
(180) consecutive days, then in either such event, and until a business permitted hereunder shall actually open for business in the entirety of the Leased Premises, Landlord shall have the continuing right to terminate this Lease by giving written notice to Tenant, in which event this Lease shall terminate thirty (30) days from the date of Landlord's notice. In such event, and within ten (10) days of the effective date of termination, Landlord shall pay Tenant an amount equal to the Unamortized Value of the Leasehold Improvements (but not including any soft costs or the trade fixtures and trade dress removed by Tenant from the Leased Premises), provided no Event of Default by Tenant has occurred and is continuing, in which event any damages incurred by Landlord as a result of such Event of Default by Tenant shall first be deducted from such amount.

               Notwithstanding the foregoing, Landlord shall not have the right to terminate the Lease if the cessation of operations or discontinuance of business: (i) results from Force Majeure as herein defined; or (ii) is a temporary cessation of discontinuance (not exceeding sixty (60) days in duration) occurring in connection with an assignment or sublease as permitted hereunder and by the expiration of such sixty (60) days, such assignee or sublessee commences business operations in the Leased Premises; or (iii) is a temporary cessation or discontinuance for civil or religious holidays, or death of personnel; or (iv) is a temporary cessation of discontinuance made in order to permit repair, maintenance or renovation of work and does not exceed the time reasonably required to complete such work in the exercise of due diligence; all of which are referred to herein as "Expected Discontinuances."

     d.   Landlord's Use.
          ---------------

          i.   Exclusives.  Landlord has not and, so long as this Lease shall
                ----------
be in effect, will not directly or indirectly lease, rent, occupy or permit to be occupied or used any part of the Project, or any other property owned or controlled by Landlord or its Affiliates within a one (1) mile radius of the Leased Premises (other than the Leased Premises) for the purpose of providing merchandise, food, drink, multi-media and/or live or pre-recorded entertainment in connection with a "theme oriented" venue such as "Hard Rock Cafe", "Planet Hollywood", "Harley-Davidson Cafe", "Mo Town Cafe", "Billboard Cafe", and similar operations. This exclusive shall not prohibit the operation of restaurants, retail shops and/or music stores that are not a "theme-oriented" venue similar to the types of operations listed in the immediately preceding sentence, nor shall it prohibit live or recorded incidental or background music in conjunction with the operation of a full service sitdown restaurant not prohibited hereby. In addition, Tenant hereby agrees that the list of proposed uses attached hereto as

Exhibit I are not prohibited by the terms of this subparagraph d.i. Tenant
---------                                         -----------------
further agrees that during the Term it shall not make changes to its menu that would (a) violate any exclusive use existing in favor of any other tenant in the Project at that time or (b) result in the Leased Premises being operated primarily as an ethnic restaurant.

           ii.   Covenants Run With Land, Enforcement. The aforesaid exclusive
                 ------------------------------------
use covenants shall run with the land hereby restricted for the Term of this Lease, and Landlord shall furnish to Tenant an appropriate recorded instrument or instruments to evidence compliance with the covenants during the Term when requested to do so by Tenant. Tenant or its successors and assigns shall have the sole right to release or waive such covenant so long as this Lease is in effect. In the event of the breach of these covenants, Tenant shall be entitled to cancel this Lease or to obtain relief by injunction or any other modes provided by law, at Tenant's option, and Tenant's remedies shall be cumulative rather than exclusive.

           iii.  Exclusive in RDOEA.  Landlord and Tenant acknowledge and agree
                 -------------------
that provisions substantially the same as those set forth in subparagraphs d.i.
                                                             -----------------
and d.ii will be included in the RDOEA and impose the same obligations on
--------
Developer with respect to the Project as are imposed on Landlord with respect to the Leased Premises, and Landlord agrees to cooperate with Tenant in causing Developer to comply with its obligations under the RDOEA with respect thereto.

     e.    Assignment, Subletting.  Subject to the provisions of subparagraph
           ----------------------                                ------------
6.f. below, and provided no Event of Default by Tenant has occurred and is
----
continuing, Tenant may voluntarily assign all or any part of this Lease or sublet all or any part of the Leased Premises without Landlord's consent; provided, however, that such right to assign or sublet shall not apply to any involuntary transfer or assignment and Tenant shall not be released from liability hereunder upon any such assignment or sublease. In the event of any such assignment or sublease of the Leased Premises, Tenant shall provide prior written notice to Landlord of such assignment or sublease, which notice shall include the name, address and telephone number of the assignee or subtenant.

      f.   Right of Termination.  In the event that Tenant voluntarily elects to
           --------------------
assign this Lease or sublease the Leased Premises or any part thereof or interest therein to an entity which is not an Affiliate of Tenant (unless a transfer in control, as hereinafter defined, in Tenant occurs) (and is not prohibited from doing so because of an existing Event of Default by Tenant):

           i. Not less than forty five (45) days prior to the proposed effective date of the contemplated transaction, Tenant will give Landlord written notice ("Tenant's Notice"), setting forth the name, address and telephone number of the proposed assignee or sublessee (if applicable), the date of the proposed assignment or sublease, together with a statement of the Unamortized Value of the Leasehold Improvements (as defined in paragraph g.
                                                               -----------
below) of the Leased Premises or portion thereof being subleased, the proposed use intended to be made of the Leased Premises, and including a true and complete copy of the proposed sublease or assignment. Tenant shall also promptly deliver any other information reasonably requested by Landlord with respect thereto. If Landlord in good faith disputes the amount of the Unamortized Value of the Leasehold Improvements, then the parties shall use the undisputed amount for purposes of the calculations hereof if such dispute is not resolved by the time any payment is due and promptly thereafter in good faith resolve any dispute with regard to the remainder.

          ii. Landlord shall have the right and option to (a) terminate the Lease with respect to space proposed to be assigned or sublet; or (b) permit Tenant to assign or sublet such space. Landlord shall give Tenant written notice of Landlord's election within thirty (30) days of Tenant's notice described in subparagraph f.i. above. Failure of Landlord to give written notice of
-----------------
Landlord's election within such thirty (30) day period shall constitute Landlord's consent to the proposed transaction. If Landlord elects to terminate, within ten (10) days of the effective date of termination, Landlord shall pay Tenant an amount equal to the Unamortized Value of the Leasehold Improvements. If Landlord shall elect to give the aforesaid notice of termination with respect to the entire Leased Premises, then the Lease Term shall expire and end on the date stated in Tenant's Notice as fully and completely as if the date had been herein definitely fixed for the expiration of the Lease Term. If, however, this Lease is terminated pursuant to the foregoing with respect to less than the entire Leased Premises, the Rent then in effect shall be prorated on the basis of the number of rentable square feet retained by Tenant in proportion to the original rentable area of the Leased Premises, and this Lease as so amended shall continue thereafter in full force and effect. In such event, Tenant shall perform the Alterations necessary and pay the cost of erecting demising walls and making other required modifications to physically separate the portion of the Leased Premises remaining subject to the Lease from the rest of the Leased Premises promptly. Anything to the contrary contained in this Lease notwithstanding, Tenant's right to assign the Lease shall not apply to any assignment by operation of law or any general assignment for the benefit of creditors. In the case of any assignment or sublease permitted hereunder or approved by Landlord, the provisions of subparagraphs iii., and v. of this paragraph shall apply.

           iii. Notwithstanding any assignment or sublease hereunder, Tenant shall remain primarily and directly liable for payment of rent and performance of all the covenants and obligations to be performed by Tenant under this Lease.

           iv. Any such assignment hereunder shall be made by a written instrument in recordable form executed by the assignor and by the assignee; such instrument to provide that the assignor shall remain primarily and directly liable in accordance with the foregoing provisions and that the assignee expressly assumes the obligations of Tenant hereunder and agrees to attorn to Landlord; and a counterpart original of such instrument shall be furnished to Landlord.

            v. Any such sublease hereunder shall be consistent with and subject to all terms and provisions of this Lease and shall be made in the form of a written instrument executed by Tenant (or its assignee) as sublessor and by the sublessee, and a counterpart original of such instrument shall be furnished to Landlord.

   In the event of any assignment of the Lease or subleasing of the Leased Premises, 100% of all profit received by Tenant from time to time from such assignment or subletting after a return to Tenant of the Unamortized Value of the Leasehold Improvements (not excluding the contribution by Tenant's Affiliate in the amount of $2,000,000.00) with respect to any space so subleased or assigned, shall be payable to Landlord, such profit to be computed in accordance with generally accepted accounting principles consistently applied. Tenant shall furnish Landlord with a sworn statement, certified by Tenant or an authorized officer or agent of Tenant, setting forth in detail the computation of profit, and Landlord or its representatives shall have access to the books, records and papers of Tenant in relation thereto, and the right to make copies thereof. If a part of the consideration for such assignment or subletting shall be payable other than in cash, the payment to Landlord shall be payable in accordance with the foregoing percentage of the cash and other non-cash considerations in such form as is reasonably satisfactory to Landlord. Such percentage of Tenant's profits shall be paid to Landlord promptly by Tenant upon Tenant's receipt from time to time of periodic payments from such assignee or subtenant or at such other time as Tenant shall realize Tenant's profits from such assignment or sublease.

     Anything to the contrary contained herein notwithstanding, if Tenant is a corporation, any transaction or series of transactions

(including, without limitation, any dissolution, merger, consolidation or other reorganization of Tenant, or any issuance, sale, gift, transfer or redemption of any capital stock of Tenant, whether voluntary, involuntary or by operation of law, or any combination of any of the foregoing transactions) resulting in the transfer of control of Tenant, other than by reason of death or to an Affiliate of Tenant (which Affiliate was an Affiliate prior to such transfer of control), shall be deemed to be a voluntary assignment of this Lease by Tenant subject to the provisions of this subparagraph 6.f. If Tenant is a partnership, any
                       -----------------
transaction or series of transactions (including without limitation any withdrawal or admittance of a partner or any change in any partner's interest in Tenant, whether voluntary, involuntary or by operation of law, or any combination of any of the foregoing transactions) resulting in the transfer of control of Tenant, other than by reason of death or to an Affiliate of Tenant (which was an Affiliate prior to such transfer of control), shall be deemed to be a voluntary assignment of this Lease by Tenant subject to the provisions of this subparagraph 6.f. The term "control" as used in this subparagraph 6.f.
     -----------------                                    -----------------
means the power to directly or indirectly direct or cause the direction of the management or policies of Tenant.

          g.    Reimbursement of Unamortized Value of Leasehold Improvements.
                ------------------------------------------------------------

For purposes hereof, the "Unamortized Value of the Leasehold Improvements" shall mean the value, at the time the payment will be due as provided in subparagraphs 6.c.iii. and 6.f.i. above or otherwise as provided herein, of (i)
----------------------     ------
such improvements to the Leased Premises and any non-removable fixtures and equipment (which are not Landlord's property as provided in subparagraph 2.i.)
                                                            -----------------
carried on Tenant's books for federal income taxes, (ii) the property purchased with Landlord's Contribution which is considered Landlord's property as provided in subparagraph 2.i. above carried on Landlord's books for federal income taxes,
   -----------------
exclusive of (x) all amounts actually paid by Landlord to or for the benefit of Tenant as the Landlord's Contribution (including the Construction Loan or any refinancing thereof to the extent of the outstanding principal balance thereof), and (y) any improvements and non-removable fixtures and equipment, which are not Landlord's property as aforesaid, which Landlord requests that Tenant remove and Tenant does not so remove; provided, however, that any portion of Landlord's Contribution that was paid by Landlord out of funds contributed (but not loaned) by Tenant or an Affiliate of Tenant to Landlord pursuant to the Limited Partnership Agreement of Landlord (provided Tenant's and/or its Affiliates' equity interest in Landlord has been terminated without payment) shall not be considered as a part of Landlord's Contribution for the purposes of this subparagraph 6.g. pursuant hereto. In case of termination of this Lease as to
-----------------
less than the entire Leased Premises, the amount payable by Landlord shall be reduced by the amount the Unamortized Value of the Leasehold Improvements for improvements and fixtures not located in that portion of the Leased Premises as to which the Lease is terminated or, if such improvements and fixtures are located in or serve both the portion of the Leased Premises as to which the Lease is being terminated and the remainder of the Leased Premises, proportionately reduced. Upon written request from Landlord, Tenant will provide Landlord with such reasonable information as Landlord may require to evidence the current Unamortized Value of the Leasehold Improvements. In no event will Landlord be required to reimburse Tenant for any sums attributable to Tenant's removable trade dress, trade fixtures, and equipment (not owned by Landlord as herein provided) or any other item(s) that Tenant removes from the Leased Premises upon or prior to the expiration of the Term of this Lease pursuant to paragraph 11.e.
                                                                 ---------------
below.
           h.  Transfer, Mortgage by Landlord.  If Landlord or Tenant should
               -------------------------------
convey or mortgage, or propose to convey or mortgage, all or part of any interest in the Leased Premises or Landlord or Tenant, to the extent the same is not prohibited hereby, Landlord and Tenant shall execute the following:


           i. Attornment. Tenant shall execute an agreement in recordable form
              ----------
to attorn to any successor or assignee of Landlord so long as such successor or assignee agrees to perform the obligations of Landlord hereunder and executes a Subordination, Attornment and Nondisturbance Agreement in favor of Tenant in the form attached hereto as Exhibit D or another form reasonably acceptable to
                        ---------
Tenant.

          ii.  Estoppel Certificate.  Each party shall, from time-to-time within
               --------------------
two (2) weeks after notice, execute and deliver to the other party and/or to the other party's lender or other interested party a certificate in recordable form stating (i) whether this Lease is in full force and effect and, if modified, the substance of such modification, (ii) the dates to which the Rent has been paid,
(iii) whether, to such party's knowledge, either party is in default in performance of any provision of this Lease, and if there is a default, the reason therefor, (iv) as to the existence of any offsets, counterclaims or defenses hereto on the part of Tenant, to the best of Tenant's knowledge and (v) any other matters reasonably requested and within the other party's knowledge. It is intended that any such statements and certificates may be relied upon by any interested party to whom it is addressed.

            i.  Prohibited Uses.  Anything to the contrary contained in this
                ---------------
Lease notwithstanding, neither Landlord nor Tenant shall use or permit the use of any portion of the Leased Premises for any of the Prohibited Uses specified in the RDOEA.

7.   Indemnification, Insurance.
     --------------------------

     a.   Indemnification.
          ---------------

          i. By Tenant. Tenant shall indemnify, defend and hold harmless Landlord and the Landlord Related Parties and their respective agents, successors and assigns, from and against all injury, loss, claims or damage, including reasonable attorneys' fees, and disbursements to any person or property arising from, related to, or in connection with, Tenant's use, occupancy, construction or repair of the Leased Premises or the negligent or willful misconduct of Tenant (whether or not such misconduct constitutes a violation of applicable law or of this Lease) and its servants, agent, employees, contractors, suppliers, workers and invitees; except to the extent such injury., loss, claims or damage is caused by the negligence or willful misconduct of Landlord.

         ii.  By Landlord. Landlord shall indemnify, defend and hold harmless
              -----------
Tenant and its agents, successors and assigns, from and against all injury, loss, claims or damage, including reasonable attorney's fees, and disbursements to any person or property arising from, related to, or in connection with the negligent or willful misconduct of Landlord (whether or not such misconduct constitutes a violation of applicable law or of this Lease) and its servants, agents, employees, contractors, suppliers, workers and invitees; except to the extent such injury, loss, claims or damage is caused by the negligence or willful misconduct of Tenant.

        iii.   Environmental Indemnities. Landlord shall indemnify, defend and
               -------------------------
hold harmless Tenant from and against any cost, liability or expense arising out of or attributable to any claims, demands, causes of action, fines, penalties, liability or expenses (including reasonable attorney's fees and court costs) for any remediation, clean-up or removal of any asbestos, PCBs, underground storage tanks, or other toxic or hazardous substances or materials situated on the Leased Premises as of the Effective Date which exists to the actual knowledge of Landlord or thereafter caused by Landlord, its agents or representatives. Tenant shall indemnify, defend and hold harmless Landlord from and against any cost, liability or expense arising out of or attributable to any claims, causes of action, fines, penalties, liability or expense (including reasonable attorneys' fees and court costs) for any remediation, clean-up or removal of any asbestos, PCB's underground storage tanks or other toxic or hazardous substances or materials placed or permitted to be placed on the Leased Premises by Tenant, its agents, employees or contractors following the Effective Date (or during any entry by Tenant, its agents, employees or contractors prior to the Effective Date). For purposes hereof, the phrase "toxic or hazardous substances or materials" shall include items covered by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C.(s)(s)9601-75(1986), as amended by the Superfund Amendment and Reauthorization Act, Pub. L. No. 99-499, 100 Stat. 1613 (1986) ("CERCLA"), The Toxic Substances Control Act, 15 U.S.C. (s)2601 et seq.,
                                                                     -- ---
     The Clean Water Act, 33 U.S.C. (s)1251 et seq., The Safe Drinking Water
                                            -- ---
     Act, 42 U.S.C. (s)(s)300(f)-300(j), and other federal, state and local laws governing the existence, removal or disposal of toxic or hazardous substances or materials.

          b.    Tenant's Insurance.  Tenant shall maintain in effect insurance
                ------------------
policies covering the Leased Premises, with companies licensed to do business in the State or Illinois, which insurance companies and insurance policy forms shall be reasonably acceptable to Landlord, described as follows:

                  Type                                    Amount

     (1)    Comprehensive General                     Combined single
            Public Liability insurance to             limit of not less
            include all endorsement custo-            than $1,000,000.00
            mary for improvements and uses of
            the type found on the
            Leased Premises, including
            broad form property damage and
            contractual liability coverage.

     (2)    Comprehensive automobile                  Combined single limit
            liability insurance covering all          of not less than
            owned, non-owned and hired                $1,000,000.00
            automobiles of Tenant including
            loading and unloading of any
            automobile.

     (3)    Property Insurance ("all risk")           Coverage for full
            coverage for the Leased                   replacement cost,
            Premises with appropriate                 without depreciation,
            coverage for the cost of clearing         of the improvements
            all damaged improvements from             situated on the
            the Leased Premises, including            Leased Premises.
            comprehensive boiler and
            machinery coverage (including
            indirect loss) and rent loss or
            business interruption insurance
            in an amount necessary to pay
            Rent for at least 180 consecutive
            days and a joint loss clause.

(4)  Builders Risk Insurance for          Coverage for the full
     all risk of physical loss            insurable value of
     during the term of a                 improvements constructed
     construction contract related        and materials stored at
     to improvements to the Leased        the Leased Premises
     Premises to be constructed by        by Tenant.
     Tenant until work is complete,
     and with appropriate coverage for
     the cost of clearing all damaged
     improvements from the Leased
     Premises, on a completed value,
     non-reporting replacement cost,
     without depreciation, basis.

All policies of insurance to be maintained by Tenant hereunder may be maintained by way of "blanket policies" insuring the Leased Premises and other premises and/or property owned or operated by Tenant or its Affiliates, provided that a Priority Claim Endorsement for the Leased Premises is included in such policy. All liability insurance shall include $5,000,000,.00 of additional umbrella coverage and be subject to increase from time to time as Landlord may reasonably request. All physical damage insurance shall not be subject to the application of any coinsurance clauses or requirements, and, with respect to any improvements which are or are to become the property of Landlord at the end of the Lease Term, shall include a loss payable clause in favor of and reasonably acceptable to Landlord, providing that the insurance shall not be invalidated by any act or neglect of Tenant. All insurance carried by Tenant shall have deductibles reasonably acceptable to Landlord and all liability insurance shall be on an "occurrence" basis. Prior to engaging in the sale of alcoholic liquor, and prior to keeping such liquor on the Leased Premises, and at all times that alcoholic liquors are sold or given away on the Leased Premises, Tenant shall maintain a policy or policies of dram shop insurance in the same amounts as the comprehensive general liability insurance referenced above. Tenant shall purchase and maintain insurance during the entire Term for physical damage insurance comparable to that required to be carried by Tenant with regard to the Leased Premises for all Alterations and other improvements to the Leased Premises and all furniture, trade fixtures, equipment, merchandise and all other items of Tenant's property on the Leased Premises. The "Landlord Related Parties" shall mean: (i) Landlord and the partners in Landlord, (ii) Developer (for purposes of insurance only) and any other owner or owners of the Project if such are other than Developer or Landlord and Tenant is given notice of such fact, (iii) the beneficiary or beneficiaries of Landlord, if Landlord is a land trust and (iv) upon notice from Landlord, any Mortgagee or Ground Lessor of Landlord. Anything to the contrary contained herein notwithstanding, (A) property insurance proceeds with regard to the Leased Premises shall be payable to Landlord or Tenant, as their interests appear herein;

(B) each party may assign that right to a mortgagee of Tenant's leasehold interest, in the case of Tenant, and a Mortgagee or Ground Lessor, in the case of Landlord, but Tenant shall be entitled to receive only proceeds for property it owns (not including any property which is owned by Landlord as herein provided) and any other Unamortized Value of the Leasehold Improvements; (C) insurance proceeds which are payable to a party as aforesaid shall be settled, adjusted or compromised by that party; and (D) if repair or replacement of the Leased Premises is to be made hereunder, then any such proceeds shall be used for such purpose.

          c.  Scope.  Each policy to be provided by Tenant hereunder
              -----
shall name Landlord and the Landlord Related Parties as additional insured and shall also contain a provision whereby the insurer agrees that such policy shall not be changed or canceled except after thirty (30) days' written notice to Landlord or its designee. The insurance policies or duly executed certificates thereof reasonably acceptable to Landlord, together with satisfactory evidence that the premium has been paid at least one (1) year in advance, shall be delivered to Landlord on the date hereof; and, thereafter, evidence of continuing insurance and premium payment shall be delivered to Landlord not less than thirty (30) days following Landlord's request therefor.

          d.  Waiver of Subrogation. Neither Landlord nor Tenant shall be liable
              ---------------------
by way of subrogation or otherwise to the other party or to any insurance company insuring the other party for any loss or damage to any of the property of the Landlord or Tenant covered by insurance even though such loss or damage might have been occasioned by the negligence of the Landlord or Tenant or their respective Permittees. This release shall be in effect only so long as the applicable insurance policies shall contain a clause or endorsement to the effect that the waiver shall not affect the right of the insured to recover under such policies. Each party shall use its best efforts, including payment of any additional premium, to have its insurance policies contain the standard waiver of subrogation clause. In the event Landlord's or Tenant's insurance carrier declines to include in such carrier's policies a standard waiver of subrogation clause, Landlord or Tenant shall promptly notify the other party.

     8.   Destruction, Condemnation.
          -------------------------

          a.  Destruction.
              -----------

              i.  Cancellation.  In the event twenty-five percent (25%) or more
                  ------------
of the Leased Premises has been damaged or destroyed and the Leased Premises cannot be completely restored within two hundred seventy (270) days after the date of destruction, Tenant or Landlord may, by notifying the other party within thirty (30) days after such date of damage or destruction, terminate this Lease. If, during the last two (2) Lease Years the Leased Premises shall be damaged so that it is reasonable determined that the cost would make restoration infeasible, Tenant or Landlord may terminate this Lease within thirty (30) days after the damage.

             ii.  Restoration.  In the event less than twenty-five percent (25%)
                  -----------
of the Leased Premises has been damaged or destroyed, or this Lease is not terminated as provided in sub-paragraph 8.a.i., Tenant shall, at its expense to
                          -------------------
the extent of available insurance proceeds and any deductibles, proceed with the repair or restoration of the Leased Premises within thirty (30) days following such damage or destruction or such later date as the insurance proceeds are available therefor, and once commenced shall be diligently prosecuted to completion. Landlord agrees to make available to Tenant any insurance proceeds (subject to the rights of any Mortgagee or Ground Lessor) payable to Landlord attributable and to be used for to the restoration and repair of the Leased Premises as herein provided. All work of restoration by Tenant shall restore the Leased Premises to as good a condition as existed prior to the casualty. Landlord shall have no liability to Tenant, and Tenant shall not be entitled to terminate this Lease by virtue of any delays in completion of repairs and restoration, except to the extent caused by Landlord.

             iii. Abatement of Rent.  If the casualty or reconstruction
                  -----------------
necessitated thereby shall render the Leased Premises untenantable in whole or in part, to the extent Landlord receives proceeds of rent loss or business interruption insurance: (i) Minimum Rent shall be paid pro rata for the part of the Lease Year in which the Leased Premises are tenantable, and (ii) during the part of the Lease Year the Leased Premises and untenantable, Rent shall be equitably abated.

             iv.  Insurance Proceeds.  All insurance proceeds payable as a
                  ------------------
result of any damage or destruction which are to be used by Tenant for such repairs and restoration shall be payable to Tenant and used by Tenant for payment of the cost of repairs and restoration required hereby. Payments by Landlord under its insurance shall be payable as provided in Section 2 of Exhibit F as if the same constituted part of Landlord's Contribution and any
---------
work performed by Tenant is effecting such repairs and restoration shall be considered Alterations.

         b.  Condemnation.
             ------------

             i.   Taking of Leased Premises.  In the event of a taking by the
                  -------------------------
power of eminent domain or conveyance in lieu thereof ("Taking") of the whole or any material part of the

     Leased Premises, either party shall have the right to terminate this Lease upon notice to the other within thirty (30) days after receiving notice of the intended Taking. If either party elects to terminate this Lease, the Term shall cease as of the day the public authority takes physical possession. If following a Taking this Lease shall continue in effect as to any portion of the Leased Premises, all Rent shall be reduced by the proportion which the portion of the Leased Premises taken bears the total area of the Leased Premises prior to the Taking.

               ii.  Awards.  All compensation awarded for any Taking shall be
                    ------
     apportioned equitably between Landlord and Tenant. Landlord shall be entitled to that portion of the award attributable to the land and improvements (except the Unamortized Value of the Leasehold Improvements), and Tenant shall be entitled to claim, prove and receive in the Taking proceedings such awards as may be allowed for the then present worth of the excess, if any, of the fair market rental value of the leasehold estate over the value of the Rent and other consideration required to be paid under this Lease, the Unamortized Value of the Leasehold Improvements, trade fixtures or for loss of business, goodwill, depreciation or injury to and cost of removal of stock-in-trade.

               iii.  Restoration.  If there is a Taking of part of the Leased
                     -----------
     Premises and the Lease is not terminated, Landlord, at its sole expense, to the extent Taking awards are made available to Landlord for such purpose, shall restore and rebuild the Leased Premises with due diligence, so far as practicable, so that it is a complete and useful space comparable in quality and character to the space immediately prior to the Taking. All amounts awarded to Landload by the condemning authority for the Taking attributable to the restoration of the Leased Premises shall be applied to the restoration if such application is otherwise herein stipulated, and Tenant shall provide to Landlord any amounts awarded to Tenant with respect to its interest in the Leased Premises, to the extent such funds are required by Landlord to restore and rebuild the Leased Premises.

     9.   Default.
          -------

          a.   Events of Default.  The following are events of default ("Events
               -----------------
of Default"):

               i.    Rent.  Tenant fails to pay when due any installment of Rent
                     ----
and such failure continues for ten (10) days after Tenant's receipt of written notice from Landlord (provided, in no event, however, shall Landlord be obligated to give notice in excess of two times during any consecutive twelve month period which is attributable to the nonpayment of Rent).

           ii.  Other Obligations.  Either party fails to perform any
                -----------------
   obligation, covenant or condition or to comply with any provisions of the Lease (other than the payment of Rent by Tenant) and such failure continues for thirty (30) days after written notice from the nondefaulting party, unless said default requires more than thirty (30) days to cure and the defaulting party commences a cure within thirty (30) days after written notice and thereafter maintains a diligent effort to complete the cure.

           iii. Bankruptcy.  Either party files in any court pursuant to any
                ----------
   statute a petition in bankruptcy or insolvency or for reorganization or arrangement or makes an assignment for the benefit of creditors or any such petition is filed against a party and a receiver or trustee of all or any portion of that party's property is appointed and such proceeding is not dismissed or the trusteeship discontinued within thirty (30) days after such appointment (provided that a bankruptcy by Landlord or Tenant shall not be an Event of Default so long as, in the case of Tenant, Tenant continues to timely pay Rent and perform its other obligations as required by this Lease and, in the case of Landlord, Landlord continues to timely perform its other obligations as required by this Lease), if the interest of Tenant in this Lease shall be levied on under execution or other legal process or Tenant admits in writing its inability to pay its debts generally as they become due or if Tenant abandons the Leased Premises. This is a "shopping center" lease as contemplated by Section 365(f)(2) of the U.S. Bankruptcy Code, as the same may be amended from time to time, and such provisions thereof as are applicable to shopping center leases are applicable to this Lease.

       b.  Landlord's Remedies.  Upon the occurrence of an Event of Default by
           -------------------
Tenant, Landlord shall have one or more of the following remedies:

           i.   Termination.  Landlord may terminate this Lease by written
                -----------
   notice to Tenant, in which event the Term and all right, title and interest of Tenant hereunder shall end on the date stated in such notice. No re-entry or other act performed or omitted by Landlord shall be deemed to have terminated this Lease or any obligation of Tenant for payment of money or otherwise unless Landlord shall expressly notify Tenant in writing that Landlord has elected to terminate this Lease.

           ii.  Terminate Right to Possession.  Landlord may terminate the
                -----------------------------
   right of Tenant to possession of the Leased Premises without terminating this Lease, by giving written notice to Tenant that Tenant's right of possession shall end on the date stated in such notice, whereupon the right of Tenant to possession of the Leased Premises or any part thereof shall cease on the date stated in such notice.

            iii.    Other Remedies.    Landlord may enforce the provisions of
                    --------------
this Lease and may enforce and protect the rights of Landlord hereunder by a suit or suits in equity or at law for the specific performance of any covenant or agreement contained herein, and for the enforcement of any other appropriate legal or equitable remedy, including without limitation (aa) injunctive relief,
(bb) recovery of all moneys due or to become due from Tenant under any of the provisions of this Lease, and (cc) any other damages incurred by Landlord by reason of Tenant's default under this Lease.

            iv.     Re-Entry.   If Landlord exercises any of the remedies
                    --------
provided for in subparagraphs i. or ii. above, Tenant shall surrender possession
                -----------------------
of and vacate the Leased Premises and immediately deliver possession thereof to Landlord, and Landlord may re-enter the Leased Premises and take complete and peaceful possession of the Leased Premises, and cause Tenant to be removed with legal process.

            v.      Tenant's Obligations; Reletting.  If Landlord terminates the
                    -------------------------------
right of Tenant to possession of the Leased Premises without terminating this Lease, such termination of possession shall not release Tenant, in whole or in part, from Tenant's obligation to pay the Rent hereunder for the full Term to the extent the same is due and is not received from third parties. Landlord shall have the right from time to time, to recover from Tenant, and Tenant shall remain liable for, all Rent not theretofore paid pursuant to the foregoing sentence and any other sums thereafter accruing as they become due under this Lease during the period from the date of such notice of termination of possession to the end of the Term, to the extent the same is due and is not received from third parties. Landlord shall exercise reasonable efforts to mitigate Tenant's liability by attempting in good faith to relet the Leased Premises or any part thereof in the name of the Landlord or the Tenant for a term or terms which may, at Landlord's option, be less than the period which would otherwise have constituted the balance of the Term, and Landlord may charge such rent and grant such concessions as are reasonable.

            vi.  Damages.  In the event of the termination of this Lease by
                 -------
Landlord as provided for above in subparagraph b.i., Landlord shall be entitled to recover from Tenant all damages and other sums which Landlord is entitled to recover under any provision of this Lease or at law or equity, including but not limited to, all the fixed dollar amounts of Rent accrued and unpaid for the period up to and including such termination date, as well as all other additional sums payable by Tenant, including without limitation, Percentage Rent, or for which Tenant is liable or in respect of which Tenant has agreed to indemnify Landlord under any of the provisions of this Lease, which may be then owing and unpaid, and all costs and expenses, including, without limitation, court costs and reasonable attorney's fees incurred by Landlord in the enforcement of its rights and remedies hereunder and, in addition, any damages provable by Landlord as a matter of law, including, without limitation, an amount equal to the present value (calculated at a discount rate equal to the prime rate in effect on the date of termination of this Lease as quoted by the Wall
                                                                      ----
     Street Journal) of the excess of the Rent (exclusive of Percentage Rent)
     --------------
     provided to be paid for the remainder of the Term over the fair market rental value of the Leased Premises (determined at the date of termination of this Lease) after deduction of all anticipated expenses of reletting.

           vii.  Bankruptcy.  In the event that Tenant shall file for protection
                 ----------
     under the Bankruptcy Code now or hereafter in effect, or a trustee in bankruptcy shall be appointed for Tenant, Landlord and Tenant agree, to the extent permitted by law, to request that the debtor-in-possession or trustee-in-bankruptcy, if one shall have been appointed, either assume or reject this Lease within sixty (60) days after such appointment.

           viii.  Expenses.  Landlord may recover from Tenant all reasonable
                  --------
     expenses incurred by Landlord in re-entering and reletting of the Leased Premises, including reasonable attorney's fees, together with interest on all delinquent unpaid amounts at the Default Rate from the date accrued.

             ix.  Waiver of Landlord's Lien.  It is expressly understood and
                  -------------------------
     agreed that Landlord shall have no contractual or statutory landlord's lien or security interest of any kind applicable to Tenant's furniture, fixtures, equipment, inventory, or other personal property located within the Leased Premises, and Landlord hereby waives and relinquishes any such contractual or statutory landlord's lien applicable to Tenant's personal property located within the Leased Premises.

     c.    Tenant's Remedies.  Upon the occurrence of the Event of Default by
           -----------------
Landlord, Tenant shall have the right to perform the applicable obligations not performed by Landlord on behalf of and at the expense of Landlord, and seek reimbursement from Landlord for all such reasonable expenses incurred in connection therewith, together with interest thereon at the Default Rate from the date such expenses are incurred, and Landlord agrees to reimburse Tenant for such expenses, with interest, on or before thirty (30) days from Tenant's written demand therefor, accompanied by reasonable supporting documentation evidencing such expenditures (with a copy of such demand being also sent to Landlord's Mortgagee and/or Ground Lessor). In the event Landlord fails to timely pay Tenant for the amounts properly demanded, Tenant shall, then and only then, have the right to offset the delinquent amount properly due Tenant from Tenant's next installment or installments of Percentage Rent.

            d.  Remedies Cumulative.  No remedy herein conferred upon or
                -------------------
reserved to Landlord or Tenant shall exclude any other remedy herein or by law provided, unless the same is expressly exclusive pursuant to the terms hereof, but each shall be cumulative and in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

    10.     Tenant's Mortgagee Requirements.
            -------------------------------

            a. Tenant's Property. All furniture, trade dress, trade fixtures,
               -----------------
inventory, stock-in-trade and related equipment installed by Tenant in the Leased Premises (which is not the property of Landlord as herein provided) shall be and remain the property of Tenant throughout and upon termination of this Lease. At Tenant's request, Landlord shall execute such reasonable documents as Tenant and/or any mortgagee having an interest in Tenant's property may request waiving any rights or claims of Landlord to such property of Tenant throughout the Term and thereafter.

            b.  Right to Encumber.  In addition to the other rights and
                -----------------
obligations set forth in this paragraph 10, notwithstanding any other provision
                              ------------
of this Lease to the contrary, provided Tenant is not in default hereunder, Tenant shall have the right, at any time and from time to time, to encumber the leasehold estate created by this Lease and/or any of its fixtures, furniture of equipment (which is not the property of Landlord as herein provided) to any bank, thrift institution, insurance company, or other institutional lender or institutional third party without the consent of Landlord, but, in the case of an encumbrance of the leasehold interest, with prior notice to Landlord, provided that Tenant is not at that time in default under the provisions of this Lease. Notwithstanding any other provisions of the Lease to the contrary, any Landlord's statutory lien for rent or any security interest granted to Landlord in Tenant's furniture, fixtures or equipment (which is not owned by Landlord as herein required) is hereby waived in its entirety. With resect to any such mortgagee of Tenant's leasehold interest and/or personal property (which is not owned by Landlord as herein provided) and notwithstanding any other provisions of this Lease to the contrary, to the extent Landlord has been provided with notice of the existence of such mortgagee and its address, Landlord agrees to give such mortgagee written notice of any default by Tenant and grants to such mortgagee an opportunity to cure any such default within the same time periods specified in this Lease for Tenant to cure any such default. Any such notice shall be sent to Tenant's mortgagee at the most recent address as to which Tenant or Tenant's mortgagee shall have notified Landlord in writing, and such notices shall be deemed given to such mortgagee if given to such mortgagee at such address in the manner described in subparagraph 11.a.
                                                          ------------------
below. In the event of any assignment of such a leasehold mortgage or in the event of a change of address of such mortgagee, notice of the new name and address shall be provided promptly to Landlord. Any such mortgagee of Tenant shall sign a reasonable and recordable form of agreement recognizing that it has no interest in Landlord's fee interest in the Leased Premises or the other property of Landlord as herein provided in recordable form, if requested by Landlord.

          11.  General Provisions.
               ------------------

               a.  Notice.  "Notice" shall mean any notice, notification,
                   ------
consent, approval, request, designation, submission, specification, election or other communication required or permitted under this Lease. All notices shall be in writing and shall be deemed to have been given and received the earlier of
(1) the date the notice is delivered by one party to the other party personally or delivered to the party's address by a party or by a delivery service which records delivery dates, (2) three (3) days after the notice is placed in the mail addressed to the other party at the party's address, properly stamped, certified or registered mail, return receipt requested, or (3) the date the notice is faxed as provided below and confirmed and followed by a mailing of such notice by regular mail on the same day. Nothwithstanding anything to the contrary contained herein, a notice to Tenant from Developer pursuant to Section
14.3 (a) of the RDOEA shall be sent by facsimile to Nathaniel J. Lipman or his designated substitute at facsimile number (213) 650-0482 (and if he is out of the country then Developer shall make reasonably diligent efforts to communicate with him by telephone). A party's address shall be as follows or as set forth in a notice to the other party:

          Landlord:          HOB Marina City Partners, L.P.
          --------           8439 Sunset Boulevard, Suite 107
                             West Hollywood, California 90069
                             ATTN: Chief Executive Officer

          With copy to:      McBride Baker & Coles
          ------------       500 West Madison Street, 40th Floor
                             Chicago, Illinois 60601
                             Attn: Elias N. Matsakis, Esq.
                             Telephone No. (312) 715-5700
                             Facsimile No. (312) 993-9350

          With copy to:          Mark IV Realty Group, Inc.
          ------------           400 North Franklin Street
                                 Chicago, Illinois  60610
                                 Attn:  John Marks
                                 Telephone No. (312) 923-9000
                                 Facsimile No. (312) 923-1930

          Tenant:                c/o HOB Entertainment, Inc.
          ------                 8439 Sunset Blvd.,
                                 Suite 102
                                 W. Hollywood, California  90069
                                 Attn:  Chief Executive Officer
                                 Facsimile No. (213) 650-0482

          With copy to:          Akin, Gump, Strauss, Hauer &
          ------------           Feld, L.L.P.
                                 1500 NationsBank Plaza, 300 Convent
                                 San Antonio, Texas 78205
                                 Attn:  Cecil Schenker, Esq.
                                 Facsimile No. (210) 224-2035

          With copy to:          Mr. Nathaniel J. Lipman
          ------------           c/o HOB Entertainment, Inc.
                                 8439 Sunset Blvd.,
                                 Suite 102
                                 W. Hollywood, California 90069
                                 Facsimile No. (213) 650-0482

          b.  Entire Agreement.  Tenant acknowledges that neither Landlord nor
              ----------------
any one on Landlord's behalf has made any representation, warranty or promise with respect to the Leased Premises except as expressly set forth in this Lease. This Lease together with the RDOEA, Limited partnership Agreement and the documents contemplated hereby and thereby, embody the entire agreement and understanding between the parties as to the Leased Premises and supersedes all prior negotiations, agreements and understandings.

          c.  Brokerage Commission.  Landlord and Tenant acknowledge and agree
              --------------------
that neither party has engaged the services of any real estate broker in connection with this Lease. Tenant and Landlord shall indemnify and hold the other harmless against any other commission, payment, interest or participation claimed on account of this Lease under any alleged agreement or understanding entered into between or on that party's behalf with the person or entity claiming the commission, payment, interest or participation.

          d.  Force Majeure.  Each party shall be excused from performing an
              -------------
obligation or undertaking provided for in this Lease for so long as such performance is prevented, delayed, retarded or hindered by an Act of God, fire, earthquake, flood, explosion, action of the elements, war, invasion, insurrection, riot, mob violence, sabotage, strike, lockout, action of labor unions, requisitions, laws, or orders of government or civil or military authorities, provided that none of the foregoing may be used to delay or excuse the timely payment of money under this Lease, including but not limited to the payment of Rent.

          e.  Surrender.  Upon the expiration of the Term or earlier termination
              ---------
of this Lease, Tenant shall surrender the Leased Premises to Landlord. Tenant may remove all trade dress, trade fixtures, inventory, stock-in-trade, furniture and other personal property ("Tenant's Property") installed by Tenant, and not the property of Landlord as otherwise herein provided, and shall remove the same at the expiration or earlier termination of the Lease Term. Provided that no Event of Default by Tenant has occurred and is continuing, in addition, Tenant may remove any and all installments, improvements and/or alterations made by Tenant on the Leased Premises, not the property of Landlord as herein provided, and if an Event of Default by Tenant has occurred and is continuing, or Landlord requires Tenant to remove the same pursuant to paragraph 6.f. above, if Landlord
                                               --------------
so elects, Tenant shall or, at Landlord's option, Landlord, at Tenant's expense, shall remove such installments, improvements and/or alterations, provided that, in any instance that Tenant removes the same, Tenant shall restore the Leased Premises to the condition the Leased Premises were in as of the time of completion of Tenant's Work (not including any property which is not Landlord's property as herein provided), reasonable wear and tear and damage by casualty or condemnation (to the extent Tenant is not obligated to restore the same as provided in paragraph 8 above) excepted. Any property which Tenant is obligated
            -----------
to remove under this subparagraph not promptly removed by Tenant under the provisions of this subparagraph may, at Landlord's option, be deemed to have been abandoned by Tenant and may be retained by Landlord without any claim by Tenant. With regard to any personal property not so promptly removed by Tenant, Landlord may at its option accept the title to such property or at Tenant's expense may (i) remove the same or any part in any manner that Landlord shall choose, repairing any damage to the Leased Premises caused by such removal, and
(ii) store, destroy or otherwise dispose of the same without incurring liability to Tenant or any other person. In the event Landlord incurs any storage or other costs by reason of Tenant's failure to remove any property which Tenant is obligated to remove under this paragraph 11.e., Tenant upon demand shall pay
                                  ---------------
to Landlord the amount of reasonable costs so incurred. Tenant shall in any event repair any damage to the Leased Premises caused by the removal of Tenant's Property or other property removed by Tenant. Upon the expiration of the Term or Tenant's right to possession, Tenant shall return all keys to Landlord and shall disclose to Landlord the combination of any safes, cabinets or vaults left in the Leased Premises.

          f.  Holding Over.  If Tenant does not surrender possession of the
              ------------
entire Leased Premises upon the expiration of the Term or
earlier termination of this Lease, Tenant, at the option of the Landlord, shall thereafter either become a tenant at sufferance or, if expressed in a written notice from Landlord, become a Tenant from month-to-month, in either case at a monthly rental equal to one hundred fifty percent (150%) of the sum of the monthly Rent, subject to all other conditions, provisions and obligations of this Lease insofar as they are applicable to a month-to-month tenancy or tenancy at sufferance, as the case may be, provided that Landlord shall not have any obligations hereunder. In absence of such a written notice, Tenant shall be deemed to be a tenant at sufferance as aforesaid. Tenant also shall pay all damages sustained by Landlord, whether direct or consequential, on account of Tenant's holding over. The provisions of this subparagraph 11.f. shall not be
                                              ------------------
deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law.

        g.  Applicable Law, Construction.  The laws of the State of Illinois
            ----------------------------
shall govern the validity, performance and enforcement of this Lease, without reference to any choice or conflict of law provisions. The invalidity of unenforceablity of any provision of this Lease shall not affect or impair any other provison. If any provision of this Lease is capable of two constructions, one of which would render the provision invalid and the other of which would make the provision valid, the provision shall have the meaning which renders it valid. The submission of this document for examination does not constitute an offer to lease, this document being effective only upon execution and delivery by Landlord, Tenant and any guarantors.

        h.  Time of the Essence.  Time is of the essence with respect to each
            -------------------
provison, term and covenant of this Lease.

        i.  Captions.  The captions are for convenience and do not limit or
            --------
define the provisions of this Lease.

        j.  Gender, Number.  Whenever the sense of this Lease requires it, the
            --------------
use of (1) the singular number shall be deemed to include the plural, (2) the masculine gender shall be deemed to include the feminine or neuter gender, and
(3) the neuter gender shall be deemed to include the masculine and feminine gender.

        k.  Binding Effect.  All provisions of the Lease shall be binding upon
            --------------
and inure to the benefit of the parties and their respective personal representatives, heirs, successors and assigns.

        l.  Interpretation.  Neither this Lease nor any uncertainty or ambiguity
            --------------
herein shall be construed or resolved against Landlord or Tenant, whether under any rule of construction or otherwise, due to the fact that one or the other has drafted the document. On the contrary, each party has had independent counsel prepare and review this Lease and, accordingly, this Lease shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purpose and intentions of all parties hereto.

           m.  Counterparts.  This Lease may be executed in any number of
               ------------
counterparts and by different parties on separate counterparts each of which, when executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute but one and the same agreement.

           n.  Further Assurances.  Landlord and Tenant agree to take any and
               ------------------
all actions and to execute and deliver any and all documents that may be necessary to fairly accomplish the purposes and intentions of all parties hereto.

           o.  Modifications.  Neither this Lease nor any provision hereof may
               -------------
be waived, modified, amended, discharged or terminated except by an instrument in writing signed by the party against whom the enforcement of such waiver, modification, amendment, discharge, or termination is sought, and then only to the extent set forth in such instrument.

           p.  Indemnification.  Any provisions of this Lease to the contrary
               ---------------
notwithstanding, any provision by which a party agrees to indemnify, defend and/or hold harmless the other and/or the Landlord Related Parties and their respective agents, employees and/or contractors shall include reasonable attorneys' fees and court costs, survive the termination of this Lease and if a party agrees to defend the other and/or the Landlord Related Parties, the same shall be by counsel reasonably acceptable to the party being indemnified.

           q.  Attorneys' Fees and Costs.  If either party brings any suit or
               -------------------------
other proceedings with respect to the subject matter or the enforcement of this Lease, or if either party becomes involved in any litigation in which the other party causes such party, without such party's fault, to become involved, the prevailing party (as determined by the court, agency or other authority before which such suit or proceeding is commenced), in addition to such other relief as may be awarded, shall be entitled to recover reasonable attorneys' fees, expenses and costs of suit actually incurred. If a party partially so prevails in any such suit or other proceedings, in addition to such other relief as may be awarded, it shall be entitled to recover an equitable portion of reasonable attorneys' fees, expenses and costs of suit actually incurred.

           r.  Nonwaiver.  No waiver of any provision of this Lease shall be
               ---------
implied by any failure of either party to enforce any remedy on account of the violation of such provision, even if such violation be continued or repeated subsequently, and no express waiver shall affect any provision other than the one specified in such waiver and that one only for the time and in the manner specifically stated. No receipt of monies by one party from another after the termination of this Lease shall in any way alter the length of the Term or of Tenant's right of possession hereunder or after the giving of any notice shall reinstate, continue or extend the Term or affect any notice given to either party prior to the receipt of such moneys, it being agreed that after the service of notice or the commencement of a suit or after final judgment for possession of the Leased Premises, Landlord may receive and collect any Rent or other sum due, and the payment of said Rent or other sum shall not constitute a waiver of or affect said notice, suit or judgment.

             s. Rights of Mortgagees and Ground Lessors. Landlord may have
                ---------------------------------------
heretofore encumbered the Leased Premises with a Mortgage and may hereafter encumber the Leased Premises, or any interest therein with additional mortgages, may sell and lease back the Leased Premises, or any part thereof, and may encumber the leasehold estate under such a sale and leaseback arrangement with one or more mortgages. (Any such mortgage is herein called a "Mortgage" and the holder of any such mortgage is herein called a "Mortgagee". Any such lease of the Leased Premises is herein called a "Ground Lease" and the lessor under any such lease is herein called a "Ground Lessor".) To the extent Landlord complies with subparagraph 2.e.ii. above, this Lease and the rights of Tenant hereunder
     -------------------
shall be and are hereby expressly made subject to and subordinate at all times to each Mortgage and to any Ground Lease (it being agreed by Tenant that in the case of a Ground Lease Tenant's right to possession shall be as a subtenant) now or hereafter existing, and to all amendments, modifications, renewals, extensions, consolidations and replacements of each of the foregoing, and to all advances made or hereafter to be made upon the security thereof. The subordination expressed in the preceding sentence shall be automatic and shall require no further action by Landlord or Tenant for its effectiveness. However, Tenant agrees to execute and deliver to Landlord such further instruments consenting to or confirming the subordination of this Lease to any Mortgage referred to and to any Ground Lease and containing such other provisions which may be requested in writing by Landlord within two weeks after Tenant's receipt of such written request.

     Tenant agrees to give any Mortgagee or Ground Lessor written notice of any default by Landlord and grants to such Mortgagee or Ground Lessor an opportunity to cure any such default within the same time periods specified in this Lease for Landlord to cure any such default or such additional reasonable period of time as may be requested by the Mortgagee or Ground Lessor. Tenant shall accept such performance by or at the instigation of such Mortgagee or Ground Lessor as if the same had been done by Landlord. Any such notice shall be sent to the Mortgagees and Ground Lessor at the most recent address as to which Landlord or such Mortgagees or Ground Lessor shall have notified Tenant in writing, and such notices shall be given in the manner described in subparagraph 11.a. above.
                    ------------------

     If any Mortgage is foreclosed, or Landlord's interest under this Lease is conveyed or transferred in lieu of foreclosure, or if any Ground Lease is terminated:

          i. No person or entity which as the result of any of the foregoing has succeeded to the interest of Landlord in this Lease (any such person or entity being hereafter called a "Successor") shall be liable for any default by Landlord or any other matter which occurred prior to the date such Successor succeeded to Landlord's interest in this Lease nor shall such Successor be bound by or subject to any offsets or defenses which Tenant may have against Landlord or any other predecessor in interest to such Successor and shall be liable under the Lease, to the extent so liable, if at all, only for so long as such Successor is the owner of the leasehold estate;

          ii. Upon request of any Successor, Tenant will attorn, as Tenant under this Lease, subject to the provisions of this Lease, to such Successor and will execute and deliver such instruments as may be reasonably necessary or appropriate to evidence such attornment within two weeks after receipt of a written request to do so; and

          iii. No Successor shall be bound to recognize any prepayment by more than 30 days of Rent or Additional Charges.

     Notwithstanding anything to the contrary contained herein, any Mortgagee or Ground Lessor may subordinate, in whole or in part, its Mortgage or Ground Lease (as the case may be) to this Lease by sending Tenant notice in writing subordinating such Mortgage or Ground Lease to this Lease, and Tenant agrees to execute and deliver to such Mortgagee or Ground Lessor such further instruments consenting to or confirming the subordination of such Mortgage or Ground Lease to this Lease and containing such other provisions which may be requested in writing by such Mortgagee or Ground Lessor within two weeks after notice to Tenant of such request.

     Whether or not any Mortgage is foreclosed or any Ground Lease is terminated, or any Successor succeeds to any interest of Landlord under this Lease, no Mortgagee or Ground Lessor or Successor shall have any liability to Tenant for any security deposit paid to Landlord by Tenant hereunder, unless such security deposit has actually been received by such Mortgagee or Ground Lessor or Successor.

     Should any prospective Mortgagee or Ground Lessor require execution of a short form of lease for recording (containing, among other customary provisions, the names of the parties, a description of the Leased Premises and the term of this Lease), Tenant agrees to execute such short form of Lease and deliver the same to Landlord within two weeks following the request therefor.

          t.  Certain Rights Reserved by Landlord.  Landlord and its Affiliates
              -----------------------------------
shall have the following rights, each of which may be exercised by Landlord only with reasonable advance notice to Tenant, except in the event of emergency, and the exercise of any such rights shall not be deemed to constitute an eviction or disturbance of Tenant's use or possession of the Leased Premises nor shall such exercise give rise to any claim for set-off or abatement of rent or any other claim provided Landlord shall cause the least interference that is practical to Tenant's business:

          i. To show the Leased Premises to prospective tenants and purchasers at reasonable times, and if vacated or abandoned, to show the Leased Premises at any time and to prepare the Leased Premises for re-occupancy or sale.

          ii. To enter the Leased Premises at reasonable times to inspect the Leased Premises and to make repairs, alterations, improvements and additions either required or permitted to be made by Landlord under this Lease or advisable to preserve the integrity, safety, and good order of part or all of the Leased Premises.

          u.  Late Payments.
              -------------

          i. All payments becoming due under this Lease and remaining unpaid when due shall bear interest until paid at a rate per annum equal to the greater of (A) twelve percent (12%) per annum, and (B) 3% per annum plus the corporate base rate of interest announced from time to time by The First National Bank of Chicago or its successor, such rate to change when and as such corporate base rate changes, (but in no event at a rate which is more than the highest rate which is at the time lawful in the State of Illinois) (the "Default Rate").

          ii. Tenant recognizes that late payment of Rent or any other sum due hereunder will result in administrative expenses to Landlord, the extent of which additional expenses are extremely difficult and economically impractical to ascertain. Tenant therefore agrees that when Rent or any other sum is due and payable from Tenant to Landlord pursuant to the terms of this Lease, and such amount remains unpaid fifteen (15) days after such amount is due, the amount of such unpaid Rent or other sum shall be increased by a late charge to be paid to Landlord by Tenant equal to the greater of (a) $100.00 and (b) five percent (5%) of the unpaid Rent or other sum.

          iii.  The provisions of this subparagraph 11.v. shall in no way
                                       ------------------
     relieve Tenant of the obligation to pay Rent or other payments on or before the date on which they are due, nor shall the collection by Landlord of any amount under either subparagraph hereof impair (a) the ability of Landlord to collect the amount charged under the other subparagraph hereof or (b) Landlord's remedies set forth in subparagraph 9.b. of this Lease.
                                      -----------------

          v.  No Air Rights.  No rights to any view or to light or air over any
              -------------
property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease, to the extent not contained in the RDOEA, if at all.

          w.  Only Landlord/Tenant Relationship.  Nothing contained in this
              ---------------------------------
Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship or principal and agent, partnership, joint venturer or any association between Landlord and Tenant, it being expressly understood and agreed that neither the method of computation of Rent nor any act of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant.

          x.  Application of Payments. Landlord shall have the right to apply
              -----------------------
payments received from Tenant pursuant to this Lease after an Event of Default (regardless of Tenant's designation of such payments) to satisfy any obligations of Tenant hereunder, in such order and amounts, as Landlord in its sole discretion, may elect.

          y.  Partial Invalidity.  If any term, provision or condition contained
              ------------------
in this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease (or the application of such term, provision or condition to persons or circumstances other than those in respect of which it is invalid or unenforceable) shall not be affected thereby, and each and every other term, provision and condition of this Lease shall be valid and enforceable to the fullest extent possible permitted by law.

          z.  Certain Words and Phrases.  Unless the context indicates
              -------------------------
otherwise, (i) when the words "including," "included" or "includes" are used in this Lease, they will be interpreted in a non-exclusive manner as though the words "without limitation," immediately followed the same; (ii) "herein" and similar terms shall mean this Lease as a whole, (iii) a "party" shall mean either Landlord or Tenant, and the "parties" shall mean Landlord and Tenant, and
(iv) "paragraph" or "subparagraph" shall mean the entire section referred to and not just a grammatical paragraph or other portion thereof. The Exhibits attached hereto are made a part hereof.

          aa.  No Third Party Beneficiary.  Nothing in this Lease, express or
               --------------------------
implied, is intended to confer any rights or remedies upon any person or entity other than the parties hereto, and the Developer to the extent herein specifically provided, and, subject to any restrictions on assignment herein contained, the parties' respective successors and assigns.

          bb.  No Merger.  The estate of Landlord and Tenant hereunder shall not
               ---------
be deemed merged because of the fact that Tenant is or may be a partner or an Affiliate of a partner in Landlord.

          cc.  Guaranty.  A Guaranty is attached hereto and made a part hereof.
               --------

     EXECUTED as of this 29th day of January, 1996.

TENANT:                               LANDLORD:
------                                --------

HOB-CHICAGO, INC.,                    HOB MARINA CITY PARTNERS, L.P., a
a Delaware corporation                a Delaware limited partnership


BY:      /s/ Nathaniel Lipman         BY:  /s/ Nathaniel Lipman
   --------------------------------      -------------------------------
NAME:  Nathaniel Lipman               NAME:
     ------------------------------        -----------------------------
TITLE:    S.V.P.                      TITLE:
      -----------------------------         ----------------------------

EXHIBITS:
--------

      Exhibit A-1   -   Intentionally Omitted
      Exhibit A-2   -   Site Plan
      Exhibit A-3   -   Personal Property
      Exhibit A-4   -   Docking Area
      Exhibit B     -   Permitted Exceptions
      Exhibit C     -   Memorandum of Lease - to be agreed upon in
                        good faith by the parties
      Exhibit D     -   Subordination, Attornment, Nondisturbance
                        Agreement
      Exhibit E     -   Intentionally Omitted
      Exhibit F     -   Tenant's Work
      Exhibit G     -   Form of RDOEA
      Exhibit H     -   Common Area Plans
      Exhibit I     -   Tenant's list of proposed uses not
                        prohibited by Paragraph 6.d.i.